EXECUTION VERSION THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT Dated as of May 15, 2019 among TECH DATA CORPORATION and CERTAIN SUBSIDIARIES, as Borrowers BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer and The Other Lenders Party Hereto BOFA SECURITIES, INC., CITIBANK, N.A. and MUFG BANK, LTD. as Joint Lead Arrangers and Joint Bookrunners CITIBANK, N.A. and MUFG BANK, LTD. as Co-Syndication Agents and L/C Issuers JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA as Co-Documentation Agents

TABLE OF CONTENTS Article I Definitions and Accounting Terms ................................................................................................ 1 1.01 Defined Terms .................................................................................................................... 1 1.02 Other Interpretive Provisions ............................................................................................ 31 1.03 Accounting Terms ............................................................................................................. 32 1.04 Exchange Rates; Currency Equivalents ............................................................................ 32 1.05 Additional Alternative Currencies .................................................................................... 33 1.06 Change of Currency .......................................................................................................... 34 1.07 Times of Day .................................................................................................................... 34 1.08 Letter of Credit Amounts .................................................................................................. 34 1.09 Divisions ........................................................................................................................... 34 Article II The Commitments and Credit Extensions .................................................................................. 35 2.01 Committed Loans .............................................................................................................. 35 2.02 Borrowings, Conversions and Continuations of Committed Loans ................................. 35 2.03 Letters of Credit ................................................................................................................ 37 2.04 Swing Line Loans ............................................................................................................. 46 2.05 Prepayments ...................................................................................................................... 48 2.06 Termination or Reduction of Commitments ..................................................................... 50 2.07 Repayment of Loans ......................................................................................................... 50 2.08 Interest .............................................................................................................................. 50 2.09 Fees ................................................................................................................................... 51 2.10 Computation of Interest and Fees ..................................................................................... 52 2.11 Evidence of Debt .............................................................................................................. 52 2.12 Payments Generally; Administrative Agent’s Clawback .................................................. 52 2.13 Sharing of Payments by Lenders ...................................................................................... 54 2.14 Increase in Commitments ................................................................................................. 55 2.15 Cash Collateral .................................................................................................................. 56 2.16 Defaulting Lenders ........................................................................................................... 57 2.17 Designated Borrowers ....................................................................................................... 59 Article III Taxes, Yield Protection and Illegality....................................................................................... 61 3.01 Taxes ................................................................................................................................. 61 3.02 Illegality ............................................................................................................................ 69 3.03 Inability to Determine Rates; ............................................................................................ 70 3.04 Increased Costs; Reserves on Loans ................................................................................. 72 3.05 Compensation for Losses .................................................................................................. 74 3.06 Mitigation Obligations; Replacement of Lenders ............................................................. 75 3.07 Survival ............................................................................................................................. 75 Article IV Guaranty ................................................................................................................................... 75 4.01 Subsidiary Guaranty ......................................................................................................... 75 Article V Conditions Precedent to Credit Extensions ................................................................................ 76 5.01 Conditions of Closing ....................................................................................................... 76 5.02 Conditions to all Credit Extensions .................................................................................. 77 i

Article VI Representations and Warranties ............................................................................................... 78 6.01 Existence, Qualification and Power; Compliance with Laws ........................................... 78 6.02 Authorization; No Contravention ..................................................................................... 78 6.03 Governmental Authorization; Other Consents .................................................................. 79 6.04 Binding Effect ................................................................................................................... 79 6.05 Financial Statements; No Material Adverse Effect........................................................... 79 6.06 Litigation ........................................................................................................................... 79 6.07 No Default......................................................................................................................... 79 6.08 Ownership of Property; Liens ........................................................................................... 80 6.09 Environmental Compliance .............................................................................................. 80 6.10 Insurance ........................................................................................................................... 80 6.11 Taxes ................................................................................................................................. 80 6.12 U.K. Tax Deductions ........................................................................................................ 80 6.13 ERISA Compliance ........................................................................................................... 80 6.14 Subsidiaries ....................................................................................................................... 81 6.15 Margin Regulations; Investment Company Act................................................................ 81 6.16 Disclosure ......................................................................................................................... 81 6.17 Compliance with Laws ..................................................................................................... 82 6.18 Intangible Assets ............................................................................................................... 82 6.19 Off-Balance Sheet Liabilities ............................................................................................ 82 6.20 Solvency............................................................................................................................ 82 6.21 OFAC ................................................................................................................................ 82 6.22 Anti-Corruption Laws ....................................................................................................... 82 6.23 PATRIOT Act ................................................................................................................... 83 Article VII Affirmative Covenants ............................................................................................................ 83 7.01 Financial Statements ......................................................................................................... 83 7.02 Certificates; Other Information ......................................................................................... 83 7.03 Notices .............................................................................................................................. 85 7.04 Payment of Obligations .................................................................................................... 85 7.05 Preservation of Existence, Etc .......................................................................................... 85 7.06 Maintenance of Properties ................................................................................................ 85 7.07 Maintenance of Insurance ................................................................................................. 86 7.08 Compliance with Laws ..................................................................................................... 86 7.09 Books and Records ........................................................................................................... 86 7.10 Inspection Rights .............................................................................................................. 86 7.11 Use of Proceeds ................................................................................................................ 86 7.12 New Subsidiaries .............................................................................................................. 86 7.13 Compliance with Agreements ........................................................................................... 87 7.14 Compliance with ERISA .................................................................................................. 87 7.15 Anti-Corruption Laws ....................................................................................................... 87 Article VIII Negative Covenants ............................................................................................................... 87 8.01 Liens ................................................................................................................................. 87 8.02 Investments ....................................................................................................................... 89 8.03 Indebtedness...................................................................................................................... 90 8.04 Fundamental Changes ....................................................................................................... 91 8.05 Dispositions ...................................................................................................................... 92 8.06 Restricted Payments .......................................................................................................... 92 8.07 Change in Nature of Business ........................................................................................... 93 8.08 Transactions with Affiliates .............................................................................................. 93 ii

8.09 Burdensome Agreements .................................................................................................. 93 8.10 Use of Proceeds ................................................................................................................ 94 8.11 [Reserved] ......................................................................................................................... 94 8.12 Acquisitions ...................................................................................................................... 94 8.13 Financial Covenants .......................................................................................................... 94 8.14 Off-Balance Sheet Liabilities ............................................................................................ 94 8.15 Sanctions ........................................................................................................................... 94 8.16 Anti-Corruption Laws ....................................................................................................... 95 Article IX Events of Default and Remedies ............................................................................................... 95 9.01 Events of Default .............................................................................................................. 95 9.02 Remedies Upon Event of Default ..................................................................................... 97 9.03 Application of Funds ........................................................................................................ 97 Article X Administrative Agent ................................................................................................................. 98 10.01 Appointment and Authority .............................................................................................. 98 10.02 Rights as a Lender ............................................................................................................. 99 10.03 Exculpatory Provisions ..................................................................................................... 99 10.04 Reliance by Administrative Agent .................................................................................. 100 10.05 Delegation of Duties ....................................................................................................... 100 10.06 Resignation of Administrative Agent ............................................................................. 100 10.07 Non-Reliance on Administrative Agent and Other Lenders ........................................... 102 10.08 No Other Duties, Etc ....................................................................................................... 102 10.09 Administrative Agent May File Proofs of Claim ............................................................ 102 10.10 Guaranty Matters ............................................................................................................ 103 10.11 Certain ERISA Matters ................................................................................................... 104 Article XI Miscellaneous ......................................................................................................................... 105 11.01 Amendments, Etc ............................................................................................................ 105 11.02 Notices; Effectiveness; Electronic Communication ....................................................... 107 11.03 No Waiver; Cumulative Remedies; Enforcement ........................................................... 109 11.04 Expenses; Indemnity; Damage Waiver ........................................................................... 109 11.05 Payments Set Aside ........................................................................................................ 111 11.06 Successors and Assigns .................................................................................................. 111 11.07 Treatment of Certain Information; Confidentiality ......................................................... 116 11.08 Right of Setoff ................................................................................................................ 117 11.09 Interest Rate Limitation .................................................................................................. 117 11.10 Counterparts; Integration; Effectiveness ......................................................................... 117 11.11 Survival of Representations and Warranties ................................................................... 118 11.12 Severability ..................................................................................................................... 118 11.13 Replacement of Lenders ................................................................................................. 118 11.14 Governing Law; Jurisdiction; Etc ................................................................................... 119 11.15 Waiver of Jury Trial ........................................................................................................ 120 11.16 PATRIOT Act Notice ..................................................................................................... 120 11.17 Judgment Currency ......................................................................................................... 120 11.18 No Advisory or Fiduciary Responsibility ....................................................................... 121 11.19 Electronic Execution of Assignments and Certain Other Documents ............................ 121 11.20 Amendment and Restatement ......................................................................................... 121 11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..................... 122 Article XII Company Guaranty................................................................................................................ 122 iii

12.01 The Guaranty .................................................................................................................. 122 12.02 Guaranty Unconditional .................................................................................................. 123 12.03 Certain Waivers .............................................................................................................. 123 12.04 Obligations Independent ................................................................................................. 124 12.05 Subrogation ..................................................................................................................... 124 12.06 Termination; Reinstatement ............................................................................................ 124 12.07 Subordination .................................................................................................................. 125 12.08 Stay of Acceleration ........................................................................................................ 125 12.09 Expenses ......................................................................................................................... 125 12.10 Miscellaneous ................................................................................................................. 125 12.11 Condition of Borrowers .................................................................................................. 126 iv

SCHEDULES 1.01-A Existing Letters of Credit 1.01-B Alternative Currencies 1.01-C Existing Synthetic Lease Facilities 1.01-D Existing Trade Receivables Facilities 2.01 Commitments and Pro Rata Shares 3.01 U.K. Tax Schedule 6.14 Company and Subsidiaries 6.19 Off-Balance Sheet Liabilities 8.01 Existing Liens 8.02 Investments 8.03 Existing Indebtedness 8.09 Existing Burdensome Agreements 11.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of: A Committed Loan Notice B Swing Line Loan Notice C Note D Compliance Certificate E Assignment and Assumption F U.S. Tax Compliance Certificates G Letter of Credit Report H Designated Borrower Request and Assumption Agreement I Designated Borrower Notice J Beneficial Ownership Certification v

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of May 15, 2019, among TECH DATA CORPORATION, a Florida corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 2.17 (each, a “Designated Borrower” and, together with the Company, the “Borrowers” and individually, a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. The Company, the lenders party thereto and Bank of America, N.A., as administrative agent, have entered into that certain Second Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended or modified from time to time prior to the date hereof, the “Existing Credit Agreement”). The parties hereto wish to amend and restate the Existing Credit Agreement to make certain amendments and modifications as more fully set forth herein. In connection of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition” means the acquisition of (a) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent in accordance with the terms hereof. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account as the Administrative Agent may from time to time notify the Borrowers and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Agent Party” has the meaning specified in Section 11.02(c). “Aggregate Commitments” means the Commitments of all the Lenders. The initial amount of the Aggregate Commitments in effect on the Closing Date is ONE BILLION FIVE HUNDRED MILLION DOLLARS ($1,500,000,000). “Agreement” means this Credit Agreement. “Alternative Currency” means, with respect to each Borrower, each currency listed on Schedule 1.01-B for such Borrower, and each other lawful currency (other than Dollars) that is freely available and freely transferable and convertible into Dollars and which is approved by all the Lenders in accordance with Section 1.05. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency, as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Ratings of at least two of S&P, Moody’s and Fitch as set forth below: Pricing Debt Rating S&P/Moody’s/ Facility Eurocurrency Letter of Base Level Fitch Fee Rate Credit Fee Rate 1 BBB+/Baa1/BBB+ or Higher 0.125% 1.000% 1.000% 0.000% 2 BBB/Baa2/BBB 0.150% 1.100% 1.100% 0.100% 3 BBB-/Baa3/BBB- 0.200% 1.175% 1.175% 0.175% 4 BB+/Ba1/BB+ 0.250% 1.375% 1.375% 0.375% 5 Lower than BB+/Ba1/BB+ or 0.300% 1.575% 1.575% 0.575% unrated “Debt Rating” means, as of any date of determination, the rating as determined by any of S&P, Moody’s or Fitch (collectively, the “Debt Ratings”) of the Company’s non-credit-enhanced, senior unsecured long-term debt; provided that (i) if a Debt Rating is issued by only two of the foregoing rating agencies and there is a difference in the Debt Ratings of one level, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest), (ii) if a Debt Rating is issued by only two of the foregoing rating agencies and there is a difference in the Debt Ratings of more than one level, then the Debt Rating that is one level lower than the higher of such Debt Ratings shall apply, (iii) if a Debt Rating is issued by each of the foregoing rating agencies and each such Debt Rating corresponds to different Pricing Levels, then the middle Debt Rating shall apply, (iv) if a Debt Rating is issued by each of the foregoing rating agencies and the respective Debt Ratings issued by two of the rating agencies are the same and one differs, then the 2

Debt Ratings of the two rating agencies that are the same shall apply and (v) if there is no Debt Rating in effect, Pricing Level 5 shall apply. Initially, the Applicable Rate shall be determined based upon the Debt Rating for Pricing Level 3. Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of delivery by the Company to the Administrative Agent of notice thereof pursuant to Section 7.03(e) and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s, S&P or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local times in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Applicant Borrower” has the meaning specified in Section 2.18. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means BofA Securities, Inc. (or any other registered broker-dealer wholly- owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Citibank, N.A. and MUFG Bank, Ltd., in their capacity as joint lead arrangers and joint bookrunners. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all expenses and disbursements of internal counsel. “Attributable Indebtedness” means, on any date: (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP; 3

(b) in respect of any Real Estate Financing Facility that is characterized as a lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared in accordance with GAAP if such lease were accounted for as a capital lease, calculated as of the Closing Date, with respect to any Real Estate Financing Facility outstanding on the Closing Date, or the date of the closing of any Real Estate Financing Facility entered into subsequent to the Closing Date, and recalculated at the time of any refinancing, renewal, increase or repayment of any Real Estate Financing Facility; and (c) in respect of any asset securitization transaction of any Person, (i) the actual amount of any unrecovered investment of purchasers or transferees of assets so transferred, plus (ii) in the case of any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation described in clause (a)(ii) of the definition of “Off-Balance Sheet Liabilities,” the capitalized amount of such obligation that would appear on a balance sheet of such Person prepared on such date in accordance with GAAP if such sale or transfer or assets were accounted for as a secured loan. “Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended January 31, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii). “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 9.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate plus 1.0%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. 4

“Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Beneficial Ownership Certification” means a certification regarding beneficial ownership to the extent required by the Beneficial Ownership Regulation, substantially in the form of Exhibit J. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BofA Securities” means BofA Securities, Inc. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement). “Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 7.02. “Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a London Banking Day; (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; 5

(d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency; (e) any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York or, with respect to a U.K. Borrower, London. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent or an L/C Issuer (as applicable) and the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations therein (as the context may require), cash or deposit account balances or, if an L/C Issuer benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) an L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means, with respect to any Person, an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or 6

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body. “Closing Date” means May 15, 2019, the date the conditions precedent to the effectiveness of this Agreement are satisfied or waived in accordance with Section 5.01 hereof. “Closing Date U.K. Borrower” means TD United Kingdom Acquisition Limited, a private limited company incorporated under the laws of England and Wales with company number 4603099 and registered office at Redwood 2 Crockford Lane, Chineham Business Park, Chineham, Basingstoke, Hampshire, RG24 8WQ, United Kingdom. “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount (at any one time outstanding) for which the Dollar Equivalent amount does not exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Committed Loan” has the meaning specified in Section 2.01. “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower. “Company” has the meaning specified in the introductory paragraph hereto. “Company Guaranty” means, collectively, the guaranty of the obligations of the Designated Borrowers by the Company pursuant to Article XII of this Agreement. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. 7

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) cash extraordinary or nonrecurring losses, expenses, fees and charges (including cash losses, expenses, fees and charges incurred in connection with any issuance of debt or equity, acquisitions, investments, restructuring activities, asset sales or divestitures permitted hereunder) not to exceed $50,000,000 in the aggregate for any four consecutive fiscal quarter period, (e) non-cash stock based compensation expense, and (f) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures (including all Convertible Debentures), notes, loan agreements or other similar instruments (which amount, for the avoidance of doubt, includes only the drawn portion of any line of credit or revolving credit facility), (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial) only to extent of Unreimbursed Amounts, bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) all Attributable Indebtedness in respect of capital leases, obligations under the Real Estate Financing Facilities and asset securitization transactions, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Company or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary. “Consolidated Funded Indebtedness” of a Person shall not include (x) any true sale by such Person of accounts receivable, as determined in accordance with GAAP, which sale is not, and is not made in connection with, an obligation under any Real Estate Financing Facility or an asset securitization transaction and (y) any obligation arising under a sale and lease back transaction that is an operating lease. “Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP. “Consolidated Interest Coverage Ratio” means, as of any date of determination, subject to Section 8.13(c), the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal 8 quarters ending on such date to (b) Consolidated Interest Charges for such four fiscal quarter period; provided, notwithstanding anything to the contrary herein or in any other Loan Document (including Section 1.03(c)), for purposes of calculating the Consolidated Interest Coverage Ratio, Consolidated EBITDA will not be calculated on a Pro Forma Basis. “Consolidated Net Income” means the consolidated net income of Company and its Subsidiaries, plus or minus minority interest of a Person, and excluding any other gain or loss or credit of an extraordinary nature, all as determined in accordance with GAAP. “Consolidated Total Leverage Ratio” means, with respect to any Test Period, subject to Section 8.13(c), the ratio of (a) Consolidated Funded Indebtedness as of the last date of the applicable Test Period to (b) Consolidated EBITDA for such Test Period. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” has the meaning specified in the definition of “Affiliate.” “Convertible Debentures” means convertible debentures issued pursuant to a Tech Data Indenture, which may be offered in a single transaction, a series of transactions, or in separate transactions. The Convertible Debentures may be either senior or subordinated debentures. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Debenture Put Option” means the option of any holder of Convertible Debentures to require the Company to repurchase such debentures in accordance with the terms of a Tech Data Indenture. “Debt Rating” has the meaning set forth in the definition of “Applicable Rate.” “Debtor Relief Laws” means the Bankruptcy Code of the United States and the Insolvency Act 1986 of the United Kingdom, and all other liquidation, conservatorship, bankruptcy, administration, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administrative receivership, insolvency, reorganization, voluntary arrangement, scheme of arrangement or similar debtor relief Laws of the United States, England & Wales or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum; and provided, further, that with respect to Letter of Credit fees, the Default Rate shall be a rate equal to the Applicable Rate (for Letter of Credit fees) plus 2% per annum, in each case to the fullest extent permitted by applicable Laws. 9

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within three (3) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within three (3) Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interests in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware Divided LLC” means any Delaware LLC which has been formed upon consummation of a Delaware LLC Division. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Designated Borrower” has the meaning specified in the introductory paragraph hereto. 10

“Designated Borrower Notice” has the meaning specified in Section 2.17. “Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.17. “Designated Lender” has the meaning set forth in Section 2.12(e). “Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of Sanctions that broadly prohibit dealings with such country, region or territory (as of the Closing Date, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the 11 protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or receipt of notification by the Company that any Multiemployer Plan is in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Internal Revenue Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “EUR” mean the single currency of the Participating Member States. “Eurocurrency Rate” means, (a) with respect to any Credit Extension: (i) denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially 12 available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (ii) denominated in Canadian dollars, the rate per annum equal to the Canadian Dealer Offered Rate (“CDOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period; (iii) denominated in Australian dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period; (iv) denominated in Hong Kong dollars, the rate per annum equal to the Hong Kong Interbank Offered Rate (“HIBOR”) or, if such rate is not available, a comparable or successor rate, which rate is reasonably selected by the Administrative Agent, as published by the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Hong Kong time) on the Rate Determination Date with a term equivalent to such Interest Period; (v) denominated in Singapore dollars, the rate per annum equal to the Singapore Interbank Offered Rate (“SIBOR”) or, if such rate is not available, a comparable or successor rate, which rate is reasonably selected by the Administrative Agent, as published by the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Singapore time) on the Rate Determination Date with a term equivalent to such Interest Period; and (b) for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. 13

“Eurocurrency Rate Loan” means a Committed Loan that bears interest at a rate based on clause (a) of the definition of the Eurocurrency Rate. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans. “Event of Default” has the meaning specified in Section 9.01. “Exchange Act Reports” shall mean the Annual Report of the Company on Form 10-K for the year ended January 31, 2019, and all Current Reports of the Company on Form 8-K dated February 1, 2019 to five (5) Business Days prior to the Closing Date. “Excluded Subsidiary” means (a) Tech Data Finance SPV, Inc., (b) any Domestic Subsidiary that is a Special Purpose Finance Subsidiary, (c) any Domestic Subsidiary all or substantially all of the assets of which consist of one or more controlled foreign corporations and (d) any Domestic Subsidiary that is a pass-through entity for U.S. federal income tax purposes and is directly or indirectly owned by one or more controlled foreign corporations. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by a Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) or (f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. Notwithstanding anything to the contrary contained in this definition, “Excluded Taxes” shall not include any Florida documentary tax. “Existing Credit Agreement” has the meaning given to such term in the introductory paragraph to this Agreement. “Existing Letters of Credit” means, collectively, the letters of credit described on Schedule 1.01-A. “Existing Synthetic Lease Facility” means those facilities listed on Schedule 1.01-C, as each of such facilities may be amended, modified, supplemented or amended and restated from time to time. “Existing Trade Receivables Facilities” means those facilities listed on Schedule 1.01-D, as each of such facilities may be amended, modified, supplemented or amended and restated from time to time. “Facility Fee” has the meaning set forth in Section 2.09(a). 14

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any intergovernmental agreement entered into in connection therewith, any legislation, rules or guidance implementing such intergovernmental agreement, and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. “Fee Letter” means, collectively, (x) that certain fee letter, dated April 17, 2019, among the Company, the Administrative Agent and MLPFS and (y) each other fee letter among the Company and an Arranger (or its applicable lending Affiliates) relating to fees payable in respect of this Agreement. “Fitch” means Fitch, Inc. “Foreign Lender” means, with respect to any Borrower, a Lender that is not a U.S. Person. “Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means with respect to any computation required or permitted hereunder, generally accepted accounting principles in the United States as in effect from time to time. “Governmental Authority” means the government of the United States, the United Kingdom or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions 15 of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 12.01. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Honor Date” has the meaning specified in Section 2.02(c)(i). “Increase Effective Date” has the meaning specified in Section 2.14(d). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) the net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); 16

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Attributable Indebtedness with respect to capital leases and obligations under the Real Estate Financing Facilities; and (g) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The term “Indebtedness” shall not include payroll indebtedness, or trade indebtedness or Guarantee thereof incurred in the ordinary course of business (including trade indebtedness through financial intermediaries) provided such trade indebtedness has a maturity of less than one year, capital stock, surplus and retained earnings, minority interests in the stock of Subsidiaries, operating lease obligations, reserves for deferred taxes or investment credits, or deferred compensation obligations. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each February, May, August and November and the Maturity Date. “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one week, or one, two, three or six months thereafter, as selected by the applicable Borrower in its Committed Loan Notice; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar 17 month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Policy” means the Company’s investment policy as in effect from time to time as approved by the chief financial officer or treasurer of the Company. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and any Borrower (or any Subsidiary of the Company) or in favor of an L/C Issuer and relating to any such Letter of Credit. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing. “L/C Commitment” means, as to each L/C Issuer, its obligation to issue Letters of Credit for the Borrowers pursuant to Section 2.03 in an aggregate principal amount at any one time outstanding not to exceed $50,000,000, as such amount may be adjusted from time to time in accordance with this Agreement. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. 18

“L/C Issuer” means (a) Bank of America in its capacity as issuer of Letters of Credit hereunder, (b) Citibank, N.A. in its capacity as issuer of Letters of Credit hereunder, (c) MUFG in its capacity as issuer of Letters of Credit hereunder and (d) if the L/C Issuers in clauses (a) through (c) above are unable to issue Letters of Credit for the reasons set forth in Sections 2.03(a)(iii)(B) or (E), such other Lender selected by the Company and consented to by such Lender (upon notice to the Administrative Agent) from time to time to issue such Letter of Credit. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuers and the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer. “Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(h). “Letter of Credit Sublimit” means an amount equal to $150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments. “LIBOR” has the meaning specified in the definition of Eurocurrency Rate. “LIBOR Quoted Currency” means each of the following currencies: Dollars; Euro; Sterling; Yen; and Swiss Franc; in each case as long as there is a published LIBOR rate with respect thereto. “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). 19

“LIBOR Successor Rate” has the meaning specified in Section 3.03. “LIBOR Successor Rate Conforming Changes” has the meaning specified in Section 3.03. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loans” means an extension of credit by a Lender to a Borrower under Article II in the form of a Committed Loan or a Swing Line Loan. “Loan Documents” means this Agreement, each Designated Borrower Request and Assumption Agreement, each Note, the Fee Letter and the Subsidiary Guaranty. “Loan Parties” means, collectively, each Borrower and each Subsidiary Guarantor. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities, financial condition or prospects of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Maturity Date” means May 15, 2024, or if such day is not a Business Day, the next preceding Business Day. “Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 102% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.15(a)(i), (a)(ii) or (a)(iii), an amount equal to 102% of the Outstanding Amount of all LC Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “MUFG” means MUFG Bank, Ltd. 20

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including a Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii). “Note” means a promissory note made by the applicable Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, a Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against a Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Off-Balance Sheet Liabilities” means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i) the unrecovered investment of purchasers or transferees of assets so transferred, and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws); (b) the monetary obligations under any financing lease or so-called “synthetic,” tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to such Person or any of its Subsidiaries, would be characterized as indebtedness; (c) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (d) any other “off-balance sheet arrangement” as defined in (i) Item 303, part (a)(4) of Regulation S-K of the SEC, or (ii) any successor regulation of the SEC defining “off-balance sheet arrangement.” 21

“Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (a) with respect to Committed Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the applicable Borrower of Unreimbursed Amounts or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market. “Participant” has the meaning specified in Section 11.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. 22

“Participant Register” has the meaning specified in Section 11.06(d). “PATRIOT Act” has the meaning specified in Section 11.16. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Internal Revenue Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but excluding any Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Trade Receivables Facilities” means, collectively, (a) the Existing Trade Receivables Facilities; (b) any successor trade receivables facility which refinances and replaces all or part of an Existing Trade Receivables Facility; (c) one or more facilities each of which provides for limited recourse sales and assignments of accounts receivable of Company or a Subsidiary in connection with the issuance of obligations by Company or a Subsidiary secured by such accounts receivable; (d) one or more facilities each of which provides for sales, transfers or assignments of accounts receivable of Company or a Subsidiary to a third party purchaser, transferee or assignee; all of which facilities shall be on such terms and conditions as are reasonable and customary for such transactions; provided, that such sales, transfers and assignments do not result in the creation of any Lien on the assets of the Company or any Subsidiary, other than Liens on the accounts receivable so sold, transferred or assigned. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan but other than a Multiemployer Plan), maintained by the Company for employees of the Company. “Platform” has the meaning specified in Section 7.02. “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA (other than a calculation of Consolidated EBITDA for purposes of the Consolidated Interest Coverage Ratio), any Acquisition with an aggregate purchase price of $100,000,000 or more shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or Section 7.01(b). In connection with the foregoing, income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculation to the extent (A) such items are not otherwise included in such income statement items for the Company and its Subsidiaries in accordance with GAAP or 23 in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent. “Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time; provided that if the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 9.02, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 7.02. “Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Real Estate Financing Facilities” means, collectively (a) the Existing Synthetic Lease Facility; (b) any successor to the Existing Synthetic Lease Facility which refinances some or all of the same properties of the Company as the Existing Synthetic Lease Facility with rates of interest, yield and fees that may increase or decrease in accordance with then applicable market conditions; (c) one or more arrangements that provide financing for any real property of the Company or its Subsidiaries, that impose no Liens other than on the real property financed by such arrangements, which are on such terms and conditions as are reasonable and customary for such transactions, and which create obligations with an Attributable Indebtedness of not more than the fair market value of the properties so financed; provided that any operating lease other than those described in clauses (a), (b) and (c) above shall not be treated as a Real Estate Financing Facility for the purposes of this Agreement. “Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Register” has the meaning set forth in Section 11.06(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. 24

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 9.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or corporate controller of a Loan Party, or, in respect of the Closing Date U.K. Borrower, a director, and solely for purposes of delivery of incumbency certificates pursuant to Article V, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by the chief financial officer, treasurer or assistant treasurer, or, in respect of a U.K. Borrower, a director, in a notice to the Administrative Agent, or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest; provided that any repayment, put or call of a Convertible Debenture shall not be treated as a Restricted Payment for purposes of this Agreement. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (iv) in the case of the Existing Letters of Credit, the Closing Date, and (v) such additional dates as the Administrative Agent or and L/C Issuer shall reasonably determine or the Required Lenders shall require. 25

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Person” has the meaning specified in Section 6.20. “Sanction(s)” means any economic or financial sanctions or trade embargoes imposed, administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. and any successor thereto. “Scheduled Unavailability Date” has the meaning specified in Section 3.03. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securities Act” means the Securities Act of 1933, as amended. “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP. “Significant Foreign Subsidiary” means any Foreign Subsidiary (a) that is a Designated Borrower or (b) which has total assets (on a consolidated basis with its Subsidiaries) of more than 5% of the total assets of the Company (on a consolidated basis with the Company’s Subsidiaries). “Significant Subsidiary” means any Domestic Subsidiary (a) that is a Designated Borrower or (b) which has total assets (on a consolidated basis with its Subsidiaries) of more than 5% of the total assets of the Company (on a consolidated basis with the Company’s Subsidiaries). “Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (i) the fair value of the assets of such Person and its subsidiaries on a consolidated basis, are and will be in excess of the total amount of its debts (including contingent liabilities); (ii) the present fair saleable value of the assets of such Person and its subsidiaries on a consolidated and going concern basis are and will be greater than the probable liability of such Person and its subsidiaries on a consolidated basis on their existing debts as such debts become absolute and matured; (iii) such Person and its subsidiaries on a consolidated basis are and will be able to pay their debts (including contingent debts and other commitments) as they mature; and (iv) such Person and its subsidiaries on a consolidated basis have capital sufficient to carry on their business as conducted and as proposed to be conducted following the Closing Date. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time and is located in North America or Europe. 26

“Special Purpose Finance Subsidiary” means any Subsidiary of the Company created solely for the purposes of, and whose sole activity shall consist of, acquiring and financing accounts receivable of the Company and its Subsidiaries pursuant to a Permitted Trade Receivables Facility. “Specified Subsidiary Guarantors” means (i) Tech Data Global Holding Inc. and (ii) Tech Data Finance Partner LLC. “Spot Rate” for a currency means the rate determined by the Administrative Agent or an L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or an L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or an L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that an L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Subsidiary Guarantors” means, collectively, all Significant Subsidiaries that are Domestic Subsidiaries of the Company (excluding, however, any Excluded Subsidiaries) and each other Person that joins as a Subsidiary Guarantor pursuant to Section 7.12 or otherwise, together with their successors and assigns. “Subsidiary Guaranty” means, individually or collectively as the context may require, (a) the Subsidiary Guaranty Agreement, dated as of the date hereof, among the Subsidiary Guarantors and the Administrative Agent and (b) any other guaranty agreement executed and delivered by a Subsidiary Guarantor to the Administrative Agent pursuant to Section 7.12, in each case as supplemented from time to time by the execution and delivery of Subsidiary Guaranty Joinder Agreements pursuant to the Subsidiary Guaranty. “Subsidiary Guaranty Joinder Agreement” means each Subsidiary Guaranty Joinder Agreement, substantially in the form attached to the Subsidiary Guaranty, executed and delivered by a Subsidiary Guarantor to the Administrative Agent pursuant to the Subsidiary Guaranty. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, 27 interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower. “Swing Line Sublimit” means an amount equal to the lesser of (a) $200,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. 28

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Tech Data Indenture” means any existing or future indenture between the Company and a trustee relating to the offering of Convertible Debentures. “Term Credit Agreement” means that certain Term Loan Credit Agreement, dated as of November 2, 2016, by and among the Company, the lenders from time to time party thereto and Bank of America, as administrative agent. “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Company ending on or prior to such date. “Threshold Amount” means $150,000,000. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “U.K. Borrower” means any Borrower, including the Closing Date U.K. Borrower, which is incorporated in England and Wales or Scotland. “U.K. Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by a U.K. Borrower, which (a) where it relates to a U.K. Treaty Lender that is a Lender on the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender’s name in the U.K. Tax Schedule, or (b) where it relates to a U.K. Treaty Lender that is not a Lender on the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the relevant Assignment and Assumption (or, if such Lender becomes a Lender otherwise than pursuant to an Assignment and Assumption, in the relevant documentation which it executes on becoming a Lender under this Agreement); provided that, in the event that a U.K. Borrower uses a HM Revenue & Customs’ Form DTTP2A to make a filing in respect of more than one Lender, such Form DTTP2A shall be deemed to be a HM Revenue & Customs’ Form DTTP2 in respect of each U.K. Treaty Lender specified therein. “U.K. CTA” means the United Kingdom Corporation Tax Act 2009. “U.K. ITA” means the United Kingdom Income Tax Act 2007. “U.K. Lender Status” has the meaning specified in Section 3.01(f)(ii)(G). “U.K. Non-Bank Lender” means (a) where a Lender is a party to this Agreement on the date of this Agreement, a Lender which is designated as a U.K. Non-Bank Lender in the U.K. Tax Schedule, and (b) where a Lender becomes a party to this Agreement after the date of this Agreement, a Lender which gives a U.K. Tax Confirmation in the relevant Assignment and Assumption (or, if such Lender becomes a Lender other than pursuant to an Assignment and Assumption, in the relevant documentation which it executes on becoming a Lender under this Agreement). 29

“U.K. Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is: (a) a Lender (i) which is a bank (as defined for the purpose of section 879 of the U.K. ITA) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the U.K. CTA, or (ii) in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the U.K. ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; (b) a Lender which is (i) a company resident in the United Kingdom for United Kingdom tax purposes, or (ii) a partnership each member of which is (1) a company so resident in the United Kingdom or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the U.K. CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the U.K. CTA, or (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the U.K. CTA) of that company; (c) a U.K. Treaty Lender; or (d) a building society (as defined for the purposes of section 880 of the U.K. ITA) making an advance under a Loan Document. “U.K. Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is (i) a company so resident in the United Kingdom, or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the U.K. CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the U.K. CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the U.K. CTA) of that company. “U.K. Tax Deduction” means a deduction or withholding for or on account of Taxes imposed by the United Kingdom from a payment under a Loan Document, other than a deduction or withholding required by FATCA. “U.K. Tax Schedule” means the Schedule 3.01 attached hereto. “U.K. Treaty Lender” means a Lender which (a) is treated as a resident of a U.K. Treaty State for the purposes of a U.K. Treaty, (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan is effectively connected, and (c) is entitled to be paid interest free of United Kingdom taxation by virtue of the U.K. Treaty, except that for this purpose it is assumed that there are fulfilled (i) any condition contained in the U.K. Treaty which relates to the amount or terms of the Loan or to there not being a special relationship between a U.K. Borrower and a Lender or between both of them and another person by reason of which the amount of interest paid exceeds the amount which would have been paid in the absence of such relationship, and (ii) any necessary procedural formalities. 30

“U.K. Treaty State” means a jurisdiction having a double taxation agreement (a “U.K. Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning set forth in Section 2.03(c)(i). “U.S. Loan Parties” means a Loan Party that is neither a Foreign Subsidiary (including a U.K. Borrower) nor a Subsidiary of a Foreign Subsidiary. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III). “VAT” means (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or 31 supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. All obligations of any Person that are or would be characterized as operating lease obligations in accordance with GAAP on the Closing Date (whether or not such operating lease obligations were in effect on such date) shall continue to be accounted for as operating lease obligations (and not as capitalized lease obligations) for purposes of this Agreement regardless of any change in GAAP following the Closing Date that would otherwise require such obligations to be recharacterized (on a prospective or retroactive basis or otherwise) as capitalized lease obligations. (c) Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that calculations of Consolidated EBITDA shall be made on a Pro Forma Basis. 1.04 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or an L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable 32 amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or an L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with a Committed Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Committed Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be. (c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes, other than in the case of its own gross negligence or willful misconduct with respect to such administration, submission or other matter related to the “Eurocurrency Rate”, as determined by a court of competent jurisdiction by a final and nonappealable judgment. 1.05 Additional Alternative Currencies. (a) The Borrowers may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuers thereof. Each Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the L/C Issuers (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Lender or an L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or such L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent 33 and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify such Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Committed Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the L/C Issuers consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify such Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the applicable Borrower. 1.06 Change of Currency. (a) Each obligation of a Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Committed Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Committed Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.07 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.08 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.09 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into 34 existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to each Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount for all Borrowers not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof (including Section 2.17(c)), any Borrower may borrow under this Section 2.01, repay, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. 2.02 Borrowings, Conversions and Continuations of Committed Loans. (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon a Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans; provided, however, that if such Borrower wishes to request Eurocurrency Rate Loans denominated in Singapore Dollars, Australian Dollars or Hong Kong Dollars, the applicable notice must be received by the Administrative Agent not later than six Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Singapore Dollars, Australian Dollars or Hong Kong Dollars, as applicable, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether each of them is able to fund its portion of the Borrowing denominated Singapore Dollars, Australian Dollars or Hong Kong Dollars, as applicable, at such time. Not later than 11:00 a.m., five Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Singapore Dollars, Australian Dollars or Hong Kong Dollars, as applicable, the Administrative Agent shall notify such Borrower (which notice may be by telephone) whether or not the requested Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Singapore Dollars, Australian Dollars or Hong Kong Dollars, as applicable, has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of 35

Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) the applicable Borrower, (ii) whether such Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Committed Loans to be borrowed, converted or continued, (v) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto, and (vii) the currency of the Committed Loans to be borrowed. If the applicable Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Committed Loans so requested shall be made in Dollars. If the applicable Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the applicable Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Company requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Pro Rata Share of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Committed Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Committed Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing denominated in Dollars is given by the applicable Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and, second, shall be made available to the applicable Borrower as provided above. 36

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the applicable Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Committed Loans. (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Company, the Administrative Agent, and such Lender. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of any Borrower, and to amend or extend. Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of such Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Outstandings shall not exceed the Aggregate Commitments, (x) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit and (z) the Outstanding Amount of all L/C Obligations of any L/C Issuer shall not exceed such L/C Issuer’s L/C Commitment without such L/C Issuer’s consent. Each request by the applicable Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, each 37

Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the applicable Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof. (ii) An L/C Issuer shall not issue any Letter of Credit, if: (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date. (iii) An L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain an L/C Issuer from issuing such Letter of Credit, or any Law applicable to an L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over an L/C Issuer shall prohibit, or request that an L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon an L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which an L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon an L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which an L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer; (C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000; (D) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; (F) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or 38

(G) any Lender is at that time a Defaulting Lender, unless the applicable L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the applicable Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (iv) An L/C Issuer shall not amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (v) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) An L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit: Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of a Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by an L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the applicable Borrower with respect to such issuance; (B) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (C) the amount and currency thereof; (D) the expiry date thereof; (E) the name and address of the beneficiary thereof; (F) the documents to be presented by such beneficiary in case of any drawing thereunder; (G) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (H) the purpose and nature of the requested Letter of 39

Credit; and (I) such other matters as the applicable L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the applicable L/C Issuer may require. Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless such L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit. (iii) If a Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by an L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) an L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that an L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension. 40

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements: Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, an L/C Issuer shall notify the applicable Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the applicable Borrower shall reimburse the applicable L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the applicable Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the applicable Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the applicable Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the applicable Borrower shall reimburse the applicable L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the applicable Borrower fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Lender’s Pro Rata Share thereof. In such event, the applicable Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral for this purpose) to the Administrative Agent for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars. 41

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of such L/C Issuer. (v) Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the applicable Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by a Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Lender fails to make available to the Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provision of this Agreement, such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such 42 payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the applicable Borrower, the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof in Dollars and in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the applicable Borrower to reimburse an L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the applicable Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), an L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by an L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by an L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, administrative receiver, administrator, compulsory manager, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally; 43

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any Subsidiary; (vii) waiver by the applicable L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the applicable Borrower or any waiver by the applicable L/C Issuer which does not in fact materially prejudice the applicable Borrower; (viii) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; or (ix) any payment made by the applicable L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable. Each Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will immediately notify the applicable L/C Issuer. The applicable Borrower shall be conclusively deemed to have waived any such claim against an L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuers. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, an L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and such L/C Issuer shall not be responsible for the 44 validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to any Borrower for, and each L/C Issuer’s rights and remedies against any Borrower shall not be impaired by, any action or inaction of such L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (h) Letter of Credit Fees. The applicable Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each February, May, August and November, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit, at the rate per annum as agreed to between the Company and such L/C Issuer, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each February, May, August and November in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. In addition, the applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. 45

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Reporting of Letter of Credit Information. On (i) the last Business Day of each calendar month, and (ii) each date that an L/C Credit Extension occurs with respect to any Letter of Credit, each L/C Issuer shall deliver to the Administrative Agent a report in the form of Exhibit G hereto, appropriately completed with the information for every Letter of Credit issued by such L/C Issuer that is outstanding hereunder. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Company or a U.K. Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that such Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company or a U.K. Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan or shall bear interest at such other rate mutually agreeable to the Swing Line Lender and the applicable Borrower. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the applicable Borrower, (ii) the amount to be borrowed, which shall be a minimum of $250,000 and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice or Swing Line Notice given by e-mail, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the 46 applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower at its office by crediting the account of such Borrower on the books of the Swing Line Lender in Same Day Funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Committed Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 5.02. The Swing Line Lender shall furnish the applicable Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through 47 the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company, the Closing Date U.K. Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the applicable Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Company or the applicable U.K. Borrower, as applicable, shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Prepayments. (a) Each Borrower may, upon notice from such Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent 48 not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (B) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Committed Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, (iii) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and (iv) any prepayment of Base Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; provided further that such notice may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the applicable Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Pro Rata Shares. (b) The Company or the applicable U.K. Borrower, as applicable, may, upon notice from the applicable Borrower to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $250,000; provided further that such notice may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the applicable Borrower (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) If the Administrative Agent notifies the Company at any time that the Total Outstandings at such time exceed an amount equal to the Aggregate Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.15, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations. 49

2.06 Termination or Reduction of Commitments. The Company may, upon written notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Company shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) the amount of any such Aggregate Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless (a) otherwise specified by the Company or (b) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess; provided further that such notice may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified prepayment date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Each Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans made to such Borrower outstanding on such date together with all other amounts owing under this Agreement. (b) Each Borrower shall repay each Swing Line Loan made to such Borrower on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to (A) the Base Rate plus the Applicable Rate or (B) such other rate mutually agreeable to the Swing Line Lender and the applicable Borrower. (b) (i) If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the applicable Borrower under any Loan Document is not paid when due, whether at stated 50 maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Upon the request of the Required Lenders (except for an Event of Default as described in the foregoing clauses (i) or (ii), where such clauses shall govern or an Event of Default pursuant to Section 9.01(f) or (g), where such Default Rate will be implemented automatically without such request), while any Event of Default exists, the applicable Borrower shall pay interest on the principal amount of all outstanding past due Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.03: (a) Facility Fee. The Company shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a facility fee in Dollars equal to the Applicable Rate times the actual daily amount of the Aggregate Commitments (or, if the Aggregate Commitments have terminated, on the Outstanding Amount of all Committed Loans, Swing Line Loans and L/C Obligations), regardless of usage (the “Facility Fee”). The Facility Fee shall accrue at all times during the Availability Period (and thereafter so long as any Committed Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each February, May, August and November, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) The Company shall pay to the Arranger and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Company shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 51

2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by references to the Eurocurrency Rate) and Eurocurrency Rate Loans denominated in Sterling shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Committed Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to each Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by a Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by a Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by a Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which 52 such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, a Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by a Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Committed Borrowing of Eurocurrency Rate Loans (or, in the case of any Committed Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Committed Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the applicable Borrower, the interest rate applicable to Base Rate Loans. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an L/C Issuer hereunder that any Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such L/C Issuer, as the case may be, the amount due. In such event, if a 53

Borrower has not in fact made such payment, then each of the Lenders or an L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or a Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to a Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to such Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Without limiting the foregoing, each of the Administrative Agent, the L/C Issuers and each Lender at its option may make any Loan or otherwise perform its obligations hereunder through any office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrowers and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate (each, a “Designated Lender”); provided that any exercise of such option shall not affect the obligation of such Borrower to repay any Loan in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided that in the case of an Affiliate or branch of a Lender, all provisions applicable to a Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the 54 benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this Section shall apply). 2.14 Increase in Commitments. (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $250,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Company may make a maximum of five such requests and (iii) in no event shall the Aggregate Commitments exceed $1,750,000,000 at any one time. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). (b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender shall have any obligation to increase its Commitment. (c) Notification by Administrative Agent: Additional Lenders. The Administrative Agent shall notify the Company and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuers (which approvals shall not be unreasonably withheld), the Company may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel. (d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Company shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such increase and the Increase Effective Date. (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party dated as 55 of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Company, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (B) no Default exists. The Borrowers shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section or any addition of a new Lender. (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 or 11.01 to the contrary. 2.15 Cash Collateral. (a) Certain Credit Support Events. If (i) an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the applicable Borrower shall be required to provide Cash Collateral pursuant to Section 9.02(c), or (iv) there shall exist a Defaulting Lender, the Company shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the applicable L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Company at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 102% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Company shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Company, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the 56 total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Company or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.05, 2.16 or 9.02 in respect of Letters of Credit shall be held and applied in satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender), (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral or (iii) repayment in full of the Obligations (other than contingent indemnification obligations for which no claim has been asserted), together with termination of all Commitments hereunder; provided, however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 9.03) and (y) the Person providing Cash Collateral and the applicable L/C Issuer, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.16 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendment. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amount received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuers or Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a non-interest bearing deposit account and released pro rata in 57 order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swing Line Lender as a result of any final and non-appealable judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any final and non-appealable judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) The Defaulting Lender (x) shall be entitled to receive any Facility Fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding amount of the Committed Loans funded by it and (2) its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any Facility Fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Company or Designated Borrower, as applicable, shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such 58

L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Pro Rata Shares to Reduce Fronting Exposure. So long as the conditions precedent set forth in Section 5.02 have been met at such time, all or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non- Defaulting Lender’s Commitment. Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If the Company, the Administrative Agent, Swing Line Lender and the L/C Issuers agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determined to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. 2.17 Designated Borrowers. (a) Effective as of the date hereof, subject to receiving such supporting resolutions, incumbency certificates, opinions of counsel and other documents as reasonably requested by the Administrative Agent, the Closing Date U.K. Borrower shall be a “Designated Borrower” hereunder and may receive Loans for its account on the terms and conditions set forth in this Agreement. (b) The Company may at any time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any additional wholly-owned Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans by 59 delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit H (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein, the Administrative Agent and each Lender shall have received such supporting resolutions, incumbency certificates (to the extent such concept exists under applicable Law), opinions of counsel, Beneficial Ownership Certification and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be reasonably requested by the Administrative Agent or any Lender, but which in any event, subject to differences among jurisdictions, shall be substantially the same scope of documents and information requested to be delivered by the Company and the Closing Date U.K. Borrower on the Closing Date, and Notes signed by such new Borrowers to the extent any Lenders so require. For the avoidance of doubt, the Lenders shall have received all documentation and other information with respect to such Applicant Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. If the Administrative Agent and each Lender, in their sole discretion, approve such Applicant Borrower, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit I (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each Lender agrees to permit such Designated Borrower to utilize the credit facilities provided for herein, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Designated Borrower Request and Assumption Agreement shall become effective as to any Applicant Borrower if any Lender shall decline to approve such Applicant Borrower or such Lender shall be prohibited under applicable Law, regulation or existing internal “know-your-customer” policy, or shall not be licensed, to make the Loans or otherwise extend credit to such Applicant Borrower as provided herein, subject to the Company’s right to replace such Lender in accordance with Section 10.13. (c) The obligations of the Company and each Designated Borrower that is a Domestic Subsidiary shall be joint and several in nature, except as provided in the following sentence. Designated Borrowers that are Foreign Subsidiaries or Excluded Subsidiaries shall each be severally liable for their own obligations and not liable for the obligations of any other Designated Borrower or the Company. (d) Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.17 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Designated Borrower hereunder. Subject to any applicable Law, any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower. 60

(e) The Company may from time to time, upon not less than 10 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Letters of Credit issued on the account of such Designated Borrower, Loans payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status. In the event that any Designated Borrower shall cease to be a direct or indirect wholly-owned Subsidiary of the Company, the Company shall cause all outstanding Loans and other amounts payable by such Designated Borrower to be repaid in full and terminate such Designated Borrower’s status as such, in each case, on or prior to the date such Designated Borrower ceases to be a wholly-owned Subsidiary of the Company. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party (taking into account the information and documentation to be delivered pursuant to subsections (e) or (f) (as applicable) below), then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with the Code or any other applicable Law. (ii) If a Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsections (e) or (f) (as applicable) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If a Loan Party or the Administrative Agent shall be required by any applicable Law other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required taking into account the information and documentation it has received pursuant to subsections (e) 61 and (f) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, subject to the provisions of Section 3.01(f) below, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent reimburse it within 10 days after written demand therefor for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Each Loan Party shall, and does hereby indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, other than to the extent an increased payment has been made under Section 3.01(a)(ii)(C) or 3.01(a)(iii)(C) in respect of the relevant deduction or withholding, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Loan Party by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each Loan Party shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below; provided that, upon request of the applicable Loan Party, the Administrative Agent shall use commercially reasonable efforts to exercise its set-off rights described in the last sentence of clause (c)(ii) below to collect the applicable amount paid by such Loan Party pursuant to the preceding sentence from the applicable Lender and shall pay the amount so collected to such Loan Party net of any reasonable expenses incurred by the Administrative Agent in its efforts to collect from such Lender under clause (c)(ii) below. (ii) Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof, within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that the applicable Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (y) the Administrative Agent and the Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Party, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, 62 that are payable or paid by the Administrative Agent or the applicable Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document (save with respect to payments made by a U.K. Borrower, which shall be dealt with pursuant to Section 3.01(f) below) shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or the taxing authorities of a jurisdiction pursuant to such applicable Law or reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable law other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable law to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; 63

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed copies of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (IV) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F- 2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary 64 documentation as may be prescribed by applicable law to permit the applicable Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (f) U.K. Borrowers. (i) A payment by a U.K. Borrower shall not be increased under Section 3.01(a)(iii) above by reason of a U.K. Tax Deduction (and such U.K. Tax Deduction shall not be considered an Indemnified Tax for the purposes of this Agreement) if, on the date on which the payment falls due: (A) the payment could have been made to the relevant Lender without a U.K. Tax Deduction if the Lender had been a U.K. Qualifying Lender, but on that date that Lender is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or U.K. Treaty or any published practice or published concession of any relevant taxing authority; or (B) the relevant Lender is a U.K. Qualifying Lender solely by virtue of paragraph (b) of the definition of “U.K. Qualifying Lender” and (x) an officer of HM Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the U.K. ITA which relates to the payment and that Lender has received from a U.K. Borrower making the payment or from the Company a certified copy of that Direction and (y) the payment could have been made to the Lender without any U.K. Tax Deduction if that Direction had not been made; or (C) the relevant Lender is a U.K. Qualifying Lender solely by virtue of paragraph (b) of the definition of “U.K. Qualifying Lender” and (x) the 65 relevant Lender has not given a U.K. Tax Confirmation to the Company and (y) the payment could have been made to the Lender without any U.K. Tax Deduction if the Lender had given a U.K. Tax Confirmation to the Company, on the basis that the U.K. Tax Confirmation would have enabled the Company and such U.K. Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the U.K. ITA; or (D) the relevant Lender is a U.K. Treaty Lender and such U.K. Borrower making the payment is able to demonstrate that the payment could have been made to the Lender without the U.K. Tax Deduction had that Lender complied with its obligations under Section 3.01(f)(ii) below. (ii) Without limiting the effect of Section 3.01(e) above: (A) Subject to paragraph (B) below, a U.K. Treaty Lender and a U.K. Borrower making a payment to which that U.K. Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for such U.K. Borrower to obtain authorization to make that payment without a U.K. Tax Deduction. (B) A U.K. Treaty Lender which (x) is a Lender on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in the U.K. Tax Schedule; or (y) is not a Lender on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence in the relevant Assignment and Assumption (or, if such Lender becomes a Lender other than pursuant to an Assignment and Assumption, in the relevant documentation which it executes on becoming a Lender under this Agreement); and, having done so, that Lender shall be under no obligation pursuant to paragraph (A) above. (C) If a U.K. Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (B) above and (x) a U.K. Borrower making a payment to that Lender has not made a U.K. Borrower DTTP Filing in respect of that Lender; or (y) a U.K. Borrower making a payment to that Lender has made a U.K. Borrower DTTP Filing but (1) that U.K. Borrower DTTP Filing has been rejected by HM Revenue & Customs, or (2) HM Revenue & Customs have not given such U.K. Borrower authority to make payments to that Lender without a U.K. Tax Deduction within 30 Business Days of the date of such U.K. Borrower DTTP Filing, and in each case, the Company or the applicable U.K. Borrower has notified that Lender in writing, that Lender and such U.K. Borrower shall co-operate in completing any additional procedural formalities necessary for such U.K. Borrower to obtain authorization to make that payment without a U.K. Tax Deduction. (D) If a U.K. Treaty Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (B) above, no U.K. Borrower shall make a U.K. Borrower DTTP Filing or file any 66 other form relating to the HM Revenue & Customs DT Treaty Passport scheme in respect of that Lender’s Loan(s) unless that Lender otherwise agrees. (E) A U.K. Borrower shall, promptly on making a U.K. Borrower DTTP Filing, deliver a copy of that U.K. Borrower DTTP Filing to the Administrative Agent for delivery to the relevant U.K. Treaty Lender. (F) A U.K. Non-Bank Lender which becomes a party to this Agreement on the date of this Agreement gives a U.K. Tax Confirmation by entering into this Agreement. A U.K. Non-Bank Lender shall promptly notify the Company and the Administrative Agent if there is any change in the position from that set out in the U.K. Tax Confirmation. If such change results from a sale or participation pursuant to Section 11.06(d), the provisions of paragraph (H) below (from the words “in which case” onwards) shall apply. (G) Each Lender in respect of a U.K. Borrower which becomes a party to this Agreement after the date of this Agreement shall indicate in the Assignment and Assumption (or, if such Lender becomes a Lender otherwise than pursuant to an Assignment and Assumption, in the relevant documentation which it executes on becoming a Lender under this Agreement), for the benefit of the Administrative Agent and without liability to any Loan Party, which of the following categories it falls in: (A) not a U.K. Qualifying Lender; (B) a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or (C) a U.K. Treaty Lender (each a “U.K. Lender Status”). If a Lender fails to indicate its U.K. Lender Status in accordance with this paragraph (G) then such Lender shall be treated for the purposes of this Agreement (including by such U.K. Borrower) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Company and such U.K. Borrower). For the avoidance of doubt, any such Assignment and Assumption (or, if such Lender becomes a Lender otherwise than pursuant to an Assignment and Assumption, in the relevant documentation which it executes on becoming a Lender under this Agreement) shall not be invalidated by any such failure of a Lender to comply with this paragraph (G). (H) Each Lender in respect of a U.K. Borrower shall as soon as reasonably practicable notify the Company and the Administrative Agent if there is any change in (i) its U.K. Lender Status from that indicated on entering into this Agreement or pursuant to paragraph (G), or (ii) the position from that set out in any U.K. Tax Confirmation which that Lender has given, including (in each case) as a result of a sale or participation pursuant to Section 11.06(d), in which case the relevant Lender shall use reasonable endeavors to notify the Company and the Administrative Agent in advance which of the following categories the Participant falls in: (A) not a U.K. Qualifying Lender; (B) a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or (C) a U.K. Treaty Lender. If a Lender fails to indicate the status of a Participant in accordance with this paragraph (H) then such Participant shall be treated for the purposes of this Agreement (including by the U.K. Borrower) as if it is not a U.K. Qualifying Lender until such time as the relevant Lender notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Company and the U.K. Borrower). For the 67 avoidance of doubt, any such participation shall not be invalidated by any such failure of a Lender to comply with this paragraph (H). (I) A U.K. Borrower shall, promptly on becoming aware that it must make a U.K. Tax Deduction (or that there is any change in the rate or basis of a U.K. Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender shall notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender. If the Administrative Agent receives any such notification it shall promptly notify the Company or the Lender (as the case may be). (g) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or an L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by a Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section 3.01, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The applicable Borrower, upon the request of the Recipient, shall repay to the Recipient the amount paid over pursuant to this subsection (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the applicable Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the any Borrower or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations under any Loan Document. (i) FATCA. For purposes of determining U.S. withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (j) VAT. (i) All amounts expressed to be payable under any Loan Document by any party to the Administrative Agent or any Lender (each, for the purposes of this Section 3.01(j), a “Finance Party”) which (in whole or in part) constitute the consideration for any 68 supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any party under a Loan Document and such Finance Party is required to account to the relevant tax authority for the VAT, that party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that party). If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “VAT Recipient”) under a Loan Document, and any party other than the VAT Recipient (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the VAT Recipient in respect of that consideration): (a) where the Supplier is the person required to account to the relevant tax authority for the VAT, the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The VAT Recipient must promptly pay to the Relevant Party an amount equal to any credit or repayment the VAT Recipient receives from the relevant tax authority which the VAT Recipient reasonably determines relates to the VAT chargeable on that supply; and (b) where the VAT Recipient is the person required to account to the relevant tax authority for the VAT, the Relevant Party must promptly, following demand from the VAT Recipient, pay to the VAT Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the VAT Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (ii) Where a Loan Document requires any party to reimburse or indemnify a Finance Party for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (iii) In relation to any supply made by a Finance Party to any party under a Loan Document, if reasonably requested by such Finance Party, that party must promptly provide such Finance Party with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply. Any reference in this paragraph (j) to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply or (as appropriate) receiving the supply under the grouping rules (as provided for in Article 11 of the Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union or any other similar provision in any jurisdiction which is not a member state of the European Union)). 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to perform any of its obligations hereunder or make, maintain or fund or charge interest with respect to any Credit Extension or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the 69 authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Committed Loans to Eurocurrency Rate Loans, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) such Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates;. (a) If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to clause (a) above, “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the applicable Borrower may revoke 70 any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Company and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of Section 3.03(a), (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed 71 amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent in good faith and in consultation with the Company. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice by the Company, the relevant Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. For purposes hereof, “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in good faith and in the reasonable discretion of the Administrative Agent in consultation with the Company, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent in good faith determines is reasonably necessary in connection with the administration of this Agreement in consultation with the Borrower). 3.04 Increased Costs; Reserves on Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below) or any L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, 72 or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the applicable Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any L/C Issuer reasonably determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy or liquidity), then from time to time the applicable Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that no Borrower shall be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 73

(e) Additional Reserve Requirements. Each Borrower shall pay to each Lender (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice. (f) Reimbursement Limitation. Notwithstanding any other provisions of this Section 3.04, no Lender shall demand compensation under subsection (a) and (b) of this Section 3.04 if it shall not at the time be the general policy of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements. 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, each Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by a Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the applicable Borrower; (c) any failure by a Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the applicable Borrower pursuant to Section 11.13; including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The applicable Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by any Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by 74 it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to any Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of such Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall (at the request of such Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender (i) declines to approve an Applicant Borrower or such Lender is prohibited under applicable Law or shall not be licensed to make Loans or otherwise extend credit to an Applicant Borrower as provided in Section 2.17(a) (provided that such Applicant Borrower is otherwise approved by the Required Lenders) or (ii) requests compensation under Section 3.04, or if a Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrowers may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder. ARTICLE IV GUARANTY 4.01 Subsidiary Guaranty. In support of the full and timely payment and performance of all Obligations, Company shall on or before the Closing Date do or cause to be done all things necessary to cause each Domestic Subsidiary that is a Significant Subsidiary (other than Excluded Subsidiaries) to execute and deliver to Administrative Agent for the benefit of the Lenders a Subsidiary Guaranty and shall further cause each Person who thereafter becomes a Domestic Subsidiary that is a Significant Subsidiary (other than Excluded Subsidiaries) to do all those things required by Section 7.12. 75

ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Closing. The effectiveness of this Agreement and the occurrence of the Closing Date are subject to the following conditions precedent: (a) The Administrative Agent’s receipt of each of the following: (i) executed counterparts of this Agreement and the Subsidiary Guaranty; (ii) a Note executed by each Borrower in favor of each Lender requesting a Note at least five (5) Business Days prior to the Closing Date; (iii) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization, including certified copies of such Loan Parties’ Organization Documents, certificates of good standing and/or qualification to engage in business; (v) in the case of the Closing Date U.K. Borrower, a certificate from a director of the Closing Date U.K. Borrower attaching and certifying that the following documents are correct, complete and in full force and effect and have not been amended or superseded as of the Closing Date: (A) a copy of the Organization Documents of the Closing Date U.K. Borrower and (B) a copy of a resolution of the board of directors of the Closing Date U.K. Borrower authorizing the Closing Date U.K. Borrower to enter into the Loan Documents and appointing Responsible Officers to act thereunder; (vi) a favorable opinion of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Company as to matters of New York and United States Law, (ii) in- house counsel of the Company as to matters of Florida and Delaware Law and (iii) Cleary Gottlieb Steen & Hamilton LLP, English counsel for the Closing Date U.K. Borrower as to matters of English law, in each case, addressed to the Administrative Agent and the Lenders and dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent and its legal counsel; and (vii) a certificate signed by a Responsible Officer of the Company dated as of the Closing Date certifying (A) that the conditions specified in Sections 5.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) the Company has paid, or will promptly pay to the extent invoiced and due and payable, all required documentary stamp taxes, intangible taxes and other taxes and fees imposed upon the execution, filing and/or recording of the Credit Agreement and other Loan Documents; 76

(b) Any fees and expenses required to be paid on or before the Closing Date shall have been paid, including those set forth in the Fee Letter. (c) Unless waived by the Administrative Agent, the Company shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced at least two Business Days prior to the Closing Date; provided that such payment shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent and shall not relieve the Borrowers of their obligation to pay or reimburse the Administrative Agent for any additional Attorney Costs in accordance with Section 11.04. (d) The Administrative Agent shall have received satisfactory evidence that all obligations owing under the Existing Credit Agreement, and any liens thereunder (if any), shall have been, or concurrently with the date hereof will be, repaid, and the commitments thereunder terminated. (e) To the extent requested by the Arrangers or any Lender on or prior to the date that is ten Business Days prior to the Closing Date, (i) the Arrangers shall have received, at least three Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) at least three Business Days prior to the Closing Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower. Without limiting the generality of the provisions of Section 10.04, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Promptly upon the occurrence thereof, the Administrative Agent shall notify the Company and the Lenders that the Closing Date has occurred, and such notice shall be conclusive and binding on the Borrowers and the Lenders. 5.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of each Borrower and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 5.02, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01. 77

(b) No Default shall exist, or would result from such proposed Credit Extension. (c) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency. (e) If the applicable Borrower is not the Company, then the conditions of Section 2.17 to the designation of such Borrower as a Designated Borrower shall have been met. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE VI REPRESENTATIONS AND WARRANTIES The Company represents and warrants on the Closing Date and on each other date contemplated by Section 5.02 to the Administrative Agent and the Lenders that: 6.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation or other legal entity duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.02 Authorization; No Contravention. (a) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and (b) do not and will not (x) contravene the terms of any of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any material Contractual Obligation to which such Person is a party or (ii) any order, injunction, Writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (z) violate any Law. 78

6.03 Governmental Authorization; Other Consents. Except for consents which have already been obtained, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person (other than filings under the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder) which has not been obtained is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document. 6.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms. 6.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other material liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) The unaudited consolidated financial statements of the Company and its Subsidiaries dated January 31, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 6.06 Litigation. Except as disclosed in the Exchange Act Reports, there are no actions, suits, proceedings, investigations, claims or disputes pending or, to the knowledge of the Company after due and diligent investigation, pending threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) if determined adversely, could reasonably be expected to have a Material Adverse Effect. 6.07 No Default. Neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 79

6.08 Ownership of Property; Liens. Each of the Company and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 8.01. 6.09 Environmental Compliance. The Company and its Subsidiaries conduct in the ordinary course of business a review of the effect of claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Company has reasonably concluded that Environmental Laws and such claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 6.10 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or the applicable Subsidiary operates none of which insurance shall be provided by any Subsidiary or any other Affiliate of the Company except to the extent that any such Affiliate has reinsured all exposure related thereto with one or more financially sound and reputable insurance or reinsurance companies none of which is an Affiliate of the Company. 6.11 Taxes. The Company and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except such material items which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect. 6.12 U.K. Tax Deductions. Each U.K. Borrower is not required to make any U.K. Tax Deduction from any payment it may make under the Loan Documents to a Lender which is (a) a U.K. Qualifying Lender (i) falling within paragraph (a) of the definition of U.K. Qualifying Lender, or (ii) except where a direction has been given under section 931 of the U.K. ITA in relation to the payment concerned, falling within paragraph (b) of the definition of U.K. Qualifying Lender, or (iii) falling within paragraph (d) of the definition of U.K. Qualifying Lender; or (b) a U.K. Treaty Lender and the payment is one specified in a direction given by the Commissioners of H.M. Revenue & Customs under Regulation 2 of the United Kingdom Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488). 6.13 ERISA Compliance. (a) (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws and (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code or an application for such a letter is currently being processed by the Internal Revenue 80

Service and to the best knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such tax-qualified status. (b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) no ERISA Event has occurred with respect to any Pension Plan and to the knowledge of the Loan Parties there is no fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Company and each ERISA Affiliate have met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither the Company nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan has been terminated by the plan administrator thereof in a non-standard termination or by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PGBC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. 6.14 Subsidiaries. Set forth on Schedule 6.14 is a complete and accurate list of the Company and all Subsidiaries that would be required to be listed as part of the Annual Report of the Company on Form 10-K, their exact legal names and, with respect to those Subsidiaries which are Loan Parties, the tax identification numbers (or, in respect of the non-U.S. Loan Parties, an equivalent registration number), of each, a designation as to whether each such Subsidiary is a Domestic Subsidiary or a Foreign Subsidiary, and which Subsidiaries are Significant Subsidiaries, as such Schedule 6.14 is updated from time to time in accordance with Section 7.02. The Company has no equity investments in any corporation or entity that is not a Subsidiary other than those specifically disclosed in Schedule 8.02. 6.15 Margin Regulations; Investment Company Act. (a) The Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 8.01 or Section 8.05 or subject to any restriction contained in any agreement or instrument between either Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 9.01(e) will be margin stock. (b) None of the Borrowers or any Subsidiary Guarantor is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 6.16 Disclosure. (a) The Company has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which they or any of its respective Subsidiaries is subject, and all other matters known to it, that, individually or in the 81 aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. (b) As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 6.17 Compliance with Laws. Each of the Company and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.18 Intangible Assets. The Company and its Subsidiaries own, or possess the right to use, all trademarks, trade names, copyrights, patents, patent rights, franchises, licenses and other intangible assets that are used in the conduct of their respective businesses as now operated, and none of such items, to the best knowledge of the Company, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict has a Material Adverse Effect. 6.19 Off-Balance Sheet Liabilities. As of the Closing Date, neither the Company nor any Subsidiary has any Off-Balance Sheet Liabilities other than those identified on Schedule 6.19. 6.20 Solvency. On the Closing Date, after giving effect to the application of each Loan made on such date and the other transactions contemplated by each Loan Document to occur on such date, the Loan Parties, on a consolidated basis, are Solvent. 6.21 OFAC. Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company and its Subsidiaries, any director, officer or affiliate thereof, is an individual or entity, or is controlled or 50% or more owned by any individual or entity, (i) with whom dealings are currently prohibited by any Sanctions, (ii) located, organized or resident in a Designated Jurisdiction or (iii) appearing on a list of Persons with whom trade or commerce is expressly restricted by Law pursuant to Sanctions (any such Person in the foregoing clauses (i) through (iii), a “Sanctioned Person”). No proceeds of any Loans or Credit Extensions shall be used in violation of Sanctions. 6.22 Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses in material compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 82

6.23 PATRIOT Act. The Company and its Subsidiaries are in compliance with the PATRIOT Act in all material respects. ARTICLE VII AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Company shall, and shall (except in the case of the covenants set forth in Sections 7.01, 7.02, 7.03 or 7.11) cause each Subsidiary to: 7.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company (commencing with the first fiscal year ending on or after April 30, 2019), consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company (commencing with the first such fiscal quarter ending after the Closing Date), consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. As to any information contained in materials furnished pursuant to Section 7.02(d), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in subsections (a) and (b) above at the times specified therein. 7.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders (it being agreed that with respect to items required to be filed with the SEC, documents satisfying the requirements of the SEC shall be deemed to be satisfactory in form and detail to the Administrative Agent and the Lenders): 83

(a) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event; (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company; (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them; (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 7.01 or any other clause of this Section 7.02; and (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents or for purposes of compliance with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 11.02 or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: the Company shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. 84

The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arranger, will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) the Borrowers have requested that none of the proposed Lenders be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Company or any of its Subsidiaries or any of their respective securities) (each, a “Public Lender”). Accordingly, the Borrowers hereby agree that the Administrative Agent and the Arranger shall be entitled to treat all Borrower Materials as being suitable only for posting on the Platform such that they are not made available to any Public Lender. 7.03 Notices. Promptly notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) of the occurrence of any ERISA Event; (d) of any material change in accounting policies or financial reporting practices by the Company or any Significant Subsidiary; and (e) of any published announcement by Moody’s or S&P of any change in (i) a Debt Rating or (ii) the outlook regarding the Company. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 7.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its material obligations and material liabilities in accordance with customary practices of the Company and its Subsidiaries. 7.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 7.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 85

7.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, none of which insurance shall be provided by any Subsidiary or any other Affiliate of the Company except to the extent that any such Affiliate has reinsured all exposure related thereto with one or more financially sound and reputable insurance or reinsurance companies none of which is an Affiliate of the Company. 7.08 Compliance with Laws. Comply with the requirements of all Laws (including all Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 7.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be. 7.10 Inspection Rights. Subject to Section 11.07, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours as often as may be reasonably desired, and (so long as no Event of Default exists) without unreasonably interfering with business operations of the Company or such Subsidiary, and upon reasonable advance notice to the Company; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. 7.11 Use of Proceeds. Use the proceeds of the Credit Extensions worldwide for working capital and capital expenditure purposes, settlement of put obligations, acquisitions permitted hereunder and other lawful purposes not in contravention of any Law or of any Loan Document. 7.12 New Subsidiaries. (a) Promptly notify the Administrative Agent at the time that any Domestic Subsidiary becomes a Significant Subsidiary (other than an Excluded Subsidiary) or any Domestic Subsidiary is acquired that constitutes a Significant Subsidiary (other than an Excluded Subsidiary) (in each case, including, without limitation, upon the formation of any Subsidiary that is a Delaware Divided LLC) and within 60 days thereof (or such longer period as may be agreed by the Administrative Agent in its reasonable discretion) cause to be delivered to Administrative Agent for the benefit of Administrative Agent and the Lenders (A) a Subsidiary Guaranty in form and substance satisfactory to the Administrative Agent or a Subsidiary Guaranty Joinder Agreement, in each case executed by such Significant Subsidiary, (B) if requested by the Administrative Agent, an opinion of counsel to such Significant Subsidiary dated as of the date of delivery of the Subsidiary Guaranty or Subsidiary Guaranty Joinder Agreement addressed to 86

Administrative Agent and the Lenders, in form and substance reasonably acceptable to Administrative Agent, (C) the Organization Documents of such Significant Subsidiary, (D) documents of the types referred to in Sections 5.01(a)(iii), (iv), and (v) and (E) if requested by the Administrative Agent, a certificate signed by a Responsible Officer in form acceptable to the Administrative Agent setting forth the amount of assets and revenues of each of the Company and each of its Domestic Subsidiaries; provided, however, that such Subsidiary Guaranty shall not be required with respect to a Domestic Subsidiary that (1) is intended to be a Significant Subsidiary only temporarily as part of a restructuring plan or acquisition plan otherwise permitted by this Agreement, and (2) in fact ceases to be a Significant Subsidiary in accordance with such plan prior to the end of the 60-day period described above; and provided, further, that no Excluded Subsidiary shall be required to deliver a Subsidiary Guaranty. (b) If at any time the sum of the total assets (on a consolidated basis with their respective Domestic Subsidiaries) of Domestic Subsidiaries (other than Excluded Subsidiaries) that are not Subsidiary Guarantors exceeds in the aggregate 10% of the total assets of the Company (on a consolidated basis with its Domestic Subsidiaries), the Company shall promptly cause one or more additional Domestic Subsidiaries that do not constitute Significant Subsidiaries to become a Subsidiary Guarantor in order that after giving effect to such additional Subsidiary Guarantors, the sum of the total assets (on a consolidated basis with their respective Domestic Subsidiaries) of Domestic Subsidiaries (other than Excluded Subsidiaries) that are not Subsidiary Guarantors does not exceed in the aggregate 10% of the total assets of the Company (on a consolidated basis with its Domestic Subsidiaries). 7.13 Compliance with Agreements. Promptly and fully comply with all Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (a) the performance of which would cause a Default, (b) then being contested by any of them in good faith by appropriate proceedings, or (c) if the failure to comply therewith does not have a Material Adverse Effect. 7.14 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan that is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412, Section 430 or Section 431 of the Code. 7.15 Anti-Corruption Laws. Conduct its businesses in material compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws. ARTICLE VIII NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly: 8.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: 87

(a) Liens pursuant to any Loan Document; (b) Liens existing on the date hereof and listed on Schedule 8.01 and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b); (c) Liens for taxes not yet due or which, if material, are being contested in good faith and by appropriate proceedings diligently conducted, and adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation, except to the extent permitted in clause (h) below), performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.01(h) or securing appeal or other surety bonds related to such judgments or posted as a condition (under applicable Law) to maintaining a lawsuit otherwise permitted by this Agreement; (i) Liens securing Indebtedness permitted under Section 8.03(d); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (j) Liens on accounts receivable arising in connection with the Permitted Trade Receivables Facilities; (k) (x) Liens on the property financed under the Real Estate Financing Facilities, which Liens secure such facility or (y) Liens in connection with (i) leases in existence on the date hereof, including the Real Estate Financing Facilities and any renewal, extension or refinancing thereof, (ii) leases entered into or assumed by Company or any Subsidiary after the date hereof in the ordinary course of business or (iii) sale and leaseback transactions to the extent not prohibited by any other Contractual Obligation; 88

(l) Liens (including title retention arrangements) arising in the ordinary course of business on inventory of any Subsidiary, which Liens secure the purchase price owed by such Subsidiary to the supplier of such inventory; (m) Liens securing Indebtedness permitted under Section 8.03(g), on specific property or assets acquired pursuant to an Acquisition permitted by Section 8.12; provided, that (i) such Liens were in existence at the time of such Acquisition, and were not incurred in contemplation of such Acquisition, (ii) no such Lien extends to any property other than the property acquired and (iii) such Liens are not outstanding for more than one hundred eighty (180) days after the date of such Acquisition; (n) Liens consisting of normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; (o) Liens consisting of rights of setoff in connection with Indebtedness permitted under Section 8.03(c); (p) Liens on cash balances of accounts in connection with cash management and cash pooling programs maintained by the Company or any of its Subsidiaries; (q) [reserved]; and (r) Liens not otherwise permitted under this Section 8.01; provided, that the aggregate principal amount of all Indebtedness or other obligations secured by such Liens does not exceed $100,000,000 at any one time. 8.02 Investments. Make any Investments, except: (a) Investments held by the Company or a Subsidiary in the form of cash or cash equivalents; (b) advances to officers, directors and employees of the Company and Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes, provided that such advances are made in the ordinary course of business; (c) Investments of the Company or any Subsidiary in the Company or in a Domestic Subsidiary; provided that if the investor is the Company or a wholly-owned Domestic Subsidiary, such Investment must be in the Company or a wholly-owned Domestic Subsidiary; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) (i) Guarantees of Indebtedness permitted by Section 8.03, (ii) Guarantees of payment of obligations of a Subsidiary owed to a third party vendor (including trade indebtedness through financial intermediaries) arising in the ordinary course of business and (iii) Guarantees of payment of obligations of a Subsidiary under any foreign exchange facilities and/or treasury management services or agreements; 89

(f) Guarantees of payment of obligations of one or more customers of the Company or a Subsidiary owed to a financial intermediary or a third party vendor and arising in the ordinary course of business; provided that the aggregate amount of such Guarantees does not exceed at any time $250,000,000; (g) Investments made in accordance with the Company’s Investment Policy; (h) Investments existing on the date hereof and described in Schedule 8.02; (i) Loans to and Investments in Foreign Subsidiaries in an amount not to exceed, at any time, the sum of (x) $1,000,000,000 plus (y) 50% of the amount of Shareholders’ Equity that existed on the last day of the fiscal quarter of the Company most recently ended on or prior to the date of determination; (j) (i) Investments by a Foreign Subsidiary in another Foreign Subsidiary and (ii) other Investments in a Foreign Subsidiary to the extent that (x) such Investments are financed with the proceeds of any dividends, returns on capital or returns of capital received by the Company or any Subsidiary of the Company in respect of a Foreign Subsidiary, and (y) such Investments are made within 180 days of the receipt of such proceeds described in the foregoing clause (x); (k) Acquisitions permitted under Section 8.12; (l) [reserved]; and (m) other Investments in addition to those specified in this Section 8.02 so long as (x) the aggregate Investments pursuant to this clause (m) do not exceed, in the aggregate at any one time, $500,000,000 and (y) the Person who is being invested in is in the same or similar line or lines of business as that engaged in by Company and its Subsidiaries or reasonably related, ancillary or incidental thereto. 8.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereof and listed on Schedule 8.03 and any refinancings, refundings, renewals or extensions thereof, provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount, subject to subsection (i) below, equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder; (c) Swap Contracts; (d) purchase money Indebtedness (including capital leases) described in Section 8.01(i) not to exceed an aggregate outstanding principal amount at any time of $250,000,000, excluding those described on Schedule 8.03; (e) the Real Estate Financing Facilities; 90

(f) any obligations arising under the Permitted Trade Receivables Facilities, provided that the amount of all accounts receivable owing to the Foreign Subsidiaries that are sold, transferred or assigned shall not exceed the equivalent of EUR 1,200,000,000 in the aggregate, based on the prevailing spot rate of exchange for the currencies in which such accounts receivable are denominated as of the date of determination; (g) Indebtedness of a Person, or in respect of assets, acquired pursuant to an Acquisition permitted under Section 8.12 and existing at the time of such Acquisition, provided that (i) such Indebtedness was not incurred in contemplation of such Acquisition and (ii) such Indebtedness is not outstanding for more than one hundred eighty (180) days after the date of such Acquisition; (h) [reserved]; (i) Other Indebtedness as long as after giving effect to the incurrence thereof, the Company will be in pro forma compliance with Section 8.13(a); provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Subsidiary Guarantors incurred pursuant to this clause (i) shall not exceed $400,000,000 at any time; provided, further, the calculation of such $400,000,000 limit shall exclude Indebtedness incurred or existing pursuant to cash pooling arrangements of the Company and its Subsidiaries existing or entered into in the ordinary course of business consistent with past practices; and (j) Guarantees of the Indebtedness of the Company (other than the Obligations) by any Subsidiary that is a Subsidiary Guarantor hereof or becomes a Subsidiary Guarantor hereof concurrently with its Guarantee of such other Indebtedness. 8.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Delaware LLC Division), except that, so long as no Default exists or would result therefrom: (a) any Subsidiary may merge with (i) the Company; provided that the Company shall be the continuing or surviving Person, or (ii) any one or more Domestic Subsidiaries or (iii) any joint venture, partnership or other Person, so long as such joint venture, partnership and other Person will, as a result of making such merger and all other contemporaneous related transactions, become a Domestic Subsidiary, provided, further, (in the case of clauses (ii) and (iii)) that when any Subsidiary Guarantor is merging with another Subsidiary or any other Person, either (A) the Subsidiary Guarantor shall be the continuing or surviving Person or (B) the continuing or surviving Person (prior to or simultaneously with such merger) shall deliver to the Administrative Agent (1) a Subsidiary Guaranty and (2) all other documents required of Significant Subsidiaries pursuant to Section 7.12; (b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to a Subsidiary; provided that (i) if the transferor in such a transaction is a wholly-owned Subsidiary, then the transferee must either be the Company or a wholly-owned Subsidiary and (ii) if the transferor in such a transaction is a Subsidiary Guarantor, then the transferee must either be the Company or a Subsidiary Guarantor; (c) any Foreign Subsidiary may merge into and may transfer assets to another Foreign Subsidiary; 91

(d) with respect to any Subsidiary (the “Specified Subsidiary”) whose principal assets are a warehouse and office space (if any) located on the same site as such warehouse, then the owner of the stock in such Specified Subsidiary may sell the stock of such Specified Subsidiary, or such Specified Subsidiary may sell all or substantially all of its assets to a purchaser, in each case at fair market value; and (e) the Company may liquidate or dissolve one or more Subsidiaries, or sell all or substantially all of the assets or shares of one or more Subsidiaries, during a fiscal year so long as the aggregate book value of the Subsidiaries liquidated or dissolved or assets or shares sold during such fiscal year does not exceed $200,000,000. 8.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory and other real or personal property in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property or (iii) the Company or any Subsidiary determines in good faith that the failure to replace such equipment will not be detrimental to the business of Company or such Subsidiary; (d) Dispositions of assets and other property by any Subsidiary to the Company or to a wholly-owned Subsidiary; provided that (i) if the transferor of such property is a wholly-owned Subsidiary, the transferee must be either the Company or a wholly-owned Subsidiary, and (ii) if the transferor of such property is the Company or a Subsidiary Guarantor, the transferee thereof must either be the Company or a Subsidiary Guarantor; (e) (x) Dispositions permitted by Section 8.04 and (y) Dispositions pursuant to sale and leaseback transactions to the extent not prohibited by any other Contractual Obligation; (f) Dispositions of receivables pursuant to the Permitted Trade Receivables Facilities; and (g) Dispositions by the Company and its Subsidiaries not otherwise permitted under this Section 8.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year shall not exceed $100,000,000; Notwithstanding anything herein to the contrary, any Disposition pursuant to clauses (a) through (d) shall be for fair market value. 8.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: 92

(a) each Subsidiary may make Restricted Payments to the Company and to wholly-owned Subsidiaries; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person; (c) the Company may (1) declare and make other dividend payments and (2) purchase shares of its common stock in one or more series of open market purchases, but only if (A) the aggregate amount of such dividend payments plus the aggregate purchase price paid for such common stock does not exceed $400,000,000 for any fiscal year and (B) such dividend payments and stock purchases do not result (after giving effect thereto) in a violation of any provision of Section 8.13; (d) the Company may purchase shares of its common stock for the purpose of making required contributions to, or required distributions under, its employee benefit plans so long as the aggregate dollar amount spent for such stock in any fiscal year of Company does not exceed $25,000,000; and (e) the Company may repurchase Convertible Debentures, whether pursuant to the exercise of the Debenture Put Option by the holder of such debentures or otherwise. Notwithstanding anything in this Section 8.06 to the contrary, the Company may issue Convertible Debentures subject to the limitations in Section 8.03. 8.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the date hereof or any business reasonably related, ancillary or incidental thereto. 8.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to transactions (x) between or among the Company and any Subsidiary Guarantor or between and among any Subsidiary Guarantors, or (y) on terms that satisfy Section 482 of the Code and the Treasury Regulations thereunder. 8.09 Burdensome Agreements. Enter into any material Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of any Subsidiary to make Restricted Payments to the Company or any Subsidiary Guarantor or to otherwise transfer property to the Company or any Subsidiary Guarantor; provided that this Section 8.09 shall not prohibit: (a) restrictions imposed by other permitted Indebtedness ranking pari passu with the Obligations, provided that such restrictions are no more restrictive than those imposed by this Agreement; (b) restrictions imposed by Indebtedness outstanding on the date hereof and listed on Schedule 8.09; and 93

(c) restrictions imposed by Indebtedness relating to any property acquired by the Company or any Subsidiary (or restrictions imposed by Indebtedness of a third party which third party is acquired by the Company or any Subsidiary) in an acquisition permitted by this Agreement, provided in each case that such restrictions existed at the time of such acquisition, were not put in place in connection with or in anticipation of such acquisition and are not applicable to any Person other than the Person so acquired, or to any property other than the property so acquired. 8.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, in any manner than might cause the Credit Extension or the use of such proceeds to violate Regulation U of the FRB, in each case as in effect on the date or dates of such Credit Extension and such use of proceeds. 8.11 [Reserved]. 8.12 Acquisitions. Consummate any Acquisition unless (a) the Person whose equity interests or assets are being acquired is in the same or similar line or lines of business as that engaged in by Company and its Subsidiaries or substantially related or incidental thereto, (b) no Default occurs or is created or results from such Acquisition and (c) the Company is in compliance with the financial covenants set forth in Section 8.13 on a Pro Forma Basis after giving effect to such Acquisition. 8.13 Financial Covenants. (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio, as of the last day of each fiscal quarter of the Company, to be greater than 4.00 to 1.00. (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, as of the last day of each fiscal quarter of the Company, to be less than 3.00 to 1.00. 8.14 Off-Balance Sheet Liabilities. Create, incur, assume or suffer to exist any Off- Balance Sheet Liabilities, except: (a) Off-Balance Sheet Liabilities outstanding on the date hereof and listed on Schedule 6.19; (b) Off-Balance Sheet Liabilities consisting of sale and leaseback transactions; (c) Obligations arising under the Permitted Trade Receivables Facilities; or (d) Obligations arising under any Real Estate Financing Facility. 8.15 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any country or territory, that, at the time of such funding, is a Sanctioned Person or a Designated Jurisdiction, or in any other manner, in each case as would result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions. 94

8.16 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or would create a material breach of other similar anti- corruption legislation in other jurisdictions. ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C Obligation, or (ii) within three days after the same becomes due, and in the currency required hereunder, any interest on any Loan or on any L/C Obligation, or any facility, utilization or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.01, 7.02, 7.03, 7.05, 7.10, 7.11 or 7.12 or Article VIII; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Borrower or any Subsidiary is an Affected Party (as so defined) (other than Termination Events that are not triggered by events of default) and, in either event, the Swap Termination Value owed by such Borrower or such Subsidiary as a result thereof is greater 95 than the Threshold Amount; (iii) there occurs a Termination Event (as defined in the Transfer and Administration Agreement identified in the definition of Existing Trade Receivables Facilities) under the Transfer and Administration Agreement which Termination Event is not cured or waived; (iv) there occurs a termination event or event of default under any Permitted Trade Receivables Facility which termination event or event of default is not cured or waived within any applicable grace period; or (v) there occurs any event of default under any Real Estate Financing Facility which is not cured or waived within any applicable grace period. (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries that is a Significant Subsidiary or a Significant Foreign Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes a composition, compromise, arrangement or assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrative receiver, administrator, compulsory manager or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; provided, however, that if a Foreign Subsidiary (other than any Designated Borrower) is being liquidated in a transaction otherwise permitted by this Agreement and not involving (i) the bankruptcy, insolvency, or any failure to pay obligations of such Subsidiary, such Borrower or any other Subsidiary, (ii) the application of any Debtor Relief Law, or (iii) any claim of any creditor, and if applicable foreign Law requires the appointment of a liquidator to accomplish such liquidation in the jurisdiction where such Foreign Subsidiary is organized, then the mere appointment and operation of a liquidator for such purpose in such circumstances shall not constitute an Event of Default under this clause (f); or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its Subsidiaries that is a Significant Subsidiary or Significant Foreign Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against the Company or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by insurance provided by a Person described in Section 7.07 as to which the insurer (and any insurance or reinsurance company reinsuring any such exposure) does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any 96 installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or (k) Change of Control. There occurs any Change of Control with respect to the Company; or (l) Designated Borrowers. If there exists at least one Designated Borrower under this Agreement, the provisions of Article XII shall cease to constitute valid, binding and enforceable obligations of the Company for any reason or the Company or any Designated Borrower shall have so asserted in writing. 9.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the applicable Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Dollar Equivalent Outstanding Amount thereof, as such amount may vary from time to time); and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States or any other applicable Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 9.03 Application of Funds. After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso 97 to Section 9.02), any amounts received on account of Obligations shall be applied by the Administrative Agent in respect of such Obligations in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and other Obligations, ratably among the Lenders and L/C Issuers in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and L/C Issuers in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuers, pro rata, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Section 2.03 or 2.15; and Sixth, to payment of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the recipients; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law. Subject to Section 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE X ADMINISTRATIVE AGENT 10.01 Appointment and Authority. Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with 98 reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of its respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Company, a Lender or an L/C Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this 99

Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or an L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 10.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a 100

Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. If Bank of America or another L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Company of a successor L/C Issuer or Swing Line Lender hereunder (which 101 successor shall in all cases be a Lender other than a Defaulting Lender) and the acceptance by such Person of such appointment, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. 10.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, co-documentation agents or co-syndication agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder. 10.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise. (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements 102 and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. 10.10 Guaranty Matters. (a) Each Lender hereby irrevocably (subject to Section 10.06) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to enter into agreements whereby the Subsidiary Guaranty is amended to better conform the terms thereof to any form attached to this Agreement or to make administrative or housekeeping corrections to any such agreement. (c) The Lenders irrevocably authorizes the Administrative Agent, (i) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty if such Person ceases to be a Subsidiary or if such Person becomes an Excluded Subsidiary as a result of a transaction permitted hereunder and no Default is then existing; (ii) upon receipt by the Administrative Agent of information satisfactory to the Administrative Agent that any Domestic Subsidiary has ceased to be a Significant Subsidiary as a result of a transaction or decline in business permitted hereunder and no Default is then existing, to release such Subsidiary from its obligations under the Subsidiary Guaranty as long as after giving effect thereto the Borrowers are in compliance with Section 7.12(b); (iii) to release the Company from its obligations under the Company Guaranty with respect to a Designated Borrower if such Designated Borrower ceases to 103 be a Borrower and a Subsidiary of the Company as a result of a transaction permitted hereunder; and (iv) to release the Specified Subsidiary Guarantors from their obligations under the Subsidiary Guaranty upon such Specified Subsidiary Guarantors ceasing to guarantee the Term Credit Agreement (including in connection with a payment in full thereof). If at any time, pursuant to the foregoing clauses (c)(i) through (iv), a Subsidiary Guarantor may be released from its obligations under the Subsidiary Guaranty or the Company may be released from its obligations under the Company Guaranty, then such Person shall be automatically released from such obligations and the Administrative Agent will, at the Company’s expense, execute and deliver such documents as the Company may reasonably request to document such release. At any time that the Company desires that the Administrative Agent take any of the actions described in the immediately preceding sentence, it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the applicable Guarantor is permitted pursuant to this Section 10.10(c) as set forth above. The Administrative Agent shall have no liability whatsoever to any Lender as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 10.10(c). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty or the Company from its obligations under the Company Guaranty, in each case, pursuant to this Section 10.10. Notwithstanding the release of any Subsidiary from its obligations under the Subsidiary Guaranty, if such Subsidiary is thereafter a Significant Subsidiary that is a Domestic Subsidiary (other than an Excluded Subsidiary), the requirements of Section 7.12 shall again apply to such Subsidiary. 10.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration 104 of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company, any other Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders, the Company or the applicable Borrower or Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 5.01(a) without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender; 105

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate; (e) change Section 2.13 or Section 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (f) amend Section 1.05 or the definition of “Alternative Currency” without the written consent of each Lender; (g) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; (h) release all or substantially all of the value of the Subsidiary Guaranty (other than any release specifically contemplated by Section 10.10(c)) without the written consent of each Lender; or (i) release the Company from any obligation under the Company Guaranty (other than any release specifically contemplated by Section 10.10(c)) without the written consent of each Lender. and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Lender may not be increased or extended, or amounts due to it permanently reduced (other than by way of payment) or the payment date of any outstanding amounts owing to it extended, without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. 106

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other similar defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other similar defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement if the same is not objected to in writing by the Required Lenders to the Administrative Agent within five Business Days following receipt of notice thereof. 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Company, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire; and (iii) if to a Designated Borrower, to the Company at the address, facsimile number, electronic mail address or telephone number specified on Schedule 11.02. Notices and other communication sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communication sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communication delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic 107 communication. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address. Etc. Each of the Borrowers, the Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given 108 by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Borrower shall (and, in the case of a Designated Borrower, the Company shall, jointly and severally) indemnify the Administrative Agent, the L/C Issuers, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) an L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. Subject to any limitations set forth in the Fee Letter with respect to certain fees of counsel to the Administrative Agent, the Company shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by any L/C Issuer in connection with the 109 issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrowers. The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), an L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the applicable L/C Issuer or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity 110 payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the applicable L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of this Agreement or the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, an L/C Issuer or any Lender, or the Administrative Agent, an L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and 111 each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the applicable Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; 112

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the L/C Issuers and the consent of the Swing Line Lender shall be required for any assignment. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to any Borrower or any of such Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the applicable Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 113

11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain in the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrowers and any L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender or any Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) or Section 3.01(f) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from 114 whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America or another L/C Issuer assigns all of its Commitment and Loans pursuant to subsection (b) above, (i) Bank of America or such other L/C Issuer may, upon 30 days’ notice to the Company and the Lenders, resign as an L/C Issuer and/or (ii) Bank of America may, upon 30 days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of Bank of America or such other L/C Issuer as an L/C Issuer or Swing Line Lender, as the case may be. If Bank of America or another L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender and the acceptance by such Person of such appointment, (a) such successor shall succeed to and become vested with all of the 115 rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, accountants, attorneys, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Company or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Company. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from any Borrower or any Subsidiary relating to any Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by any Borrower or any Subsidiary, provided that, in the case of information received from any Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws. 116

11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender and each L/C Issuer agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. 117

11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, an L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If (i) any Lender requests compensation under Section 3.04, (ii) any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (iii) if any Lender is a Defaulting Lender, (iv) a Lender is a Non-Consenting Lender, or (v) a Lender does not approve another Alternative Currency requested by a Borrower, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Company shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and (d) such assignment does not conflict with applicable Laws. 118

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the applicable Borrower to require such assignment and delegation cease to apply. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, upon prior written notice to such Lender, to take any action and to execute any Assignment and Assumption or such other instruments that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 11.13. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWERS AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWERS AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN 119

SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act. 11.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent in the Agreement Currency, each Borrower agree, jointly and severally, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law). 120

11.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrowers acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrowers, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrowers and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrowers and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, each Lender and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, nor any Lender, nor any Arranger has any obligation to any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Arranger and each Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, nor any Arranger, nor any Lender has any obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, the Borrowers and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.19 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. 11.20 Amendment and Restatement. The Company agrees that this Agreement amends and restates and is substituted for (and is not executed in novation of) the Existing Credit Agreement and that the outstanding obligations of the Company under the Existing Credit Agreement are now evidenced by this Credit 121

Agreement. All “Loans” made and “Obligations” incurred under (and as defined in) the Existing Credit Agreement which are outstanding on the Closing Date shall be repaid and reborrowed as Loans and Obligations under (and shall be governed by the terms of) this Credit Agreement and under the other Loan Documents; provided, notwithstanding the foregoing, all Existing Letters of Credit shall be deemed to be governed hereby, with Lender requirements relating to risk participations therein being redetermined in accordance their respective Pro Rata Shares on the terms set forth in this Agreement as if such Existing Letters of Credit were initially issued hereunder on the Closing Date. Without limitation of the foregoing, the Company acknowledges, confirms and agrees that it is responsible for the Obligations hereunder in its capacity as the Company. The Company acknowledges that it has reviewed the terms and provisions of this Credit Agreement, and consents to the amendment and restatement of the Existing Credit Agreement effected pursuant to this Credit Agreement and reaffirms its obligations with respect to the payment and performance of all such Obligations which are obligations of the Company now or hereafter existing. 11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. ARTICLE XII COMPANY GUARANTY 12.01 The Guaranty. The Company hereby unconditionally and irrevocably guarantees to each Lender the full and prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of the Guaranteed Obligations (as hereafter defined). This Company Guaranty is a guaranty of payment and performance and is not merely a guaranty of collection. 122

As used herein, the term “Guaranteed Obligations” means (i) the due and punctual payment by each Designated Borrower of the principal of the Loans of such Designated Borrower hereunder, and all accrued and unpaid interest thereon at the applicable rate or rates provided in this Agreement, and (ii) all other monetary obligations of each Designated Borrower under or pursuant to this Agreement and each of the other Loan Documents, including obligations under the Loan Documents to pay fees, expenses and reimbursement expenses. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include such indebtedness, obligations, and liabilities of the Designated Borrowers under the Loan Documents which may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Company or any Designated Borrower under any Debtor Relief Laws, and shall include interest that accrues after the commencement by or against any Designated Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). 12.02 Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional, irrevocable, direct and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Designated Borrower under this Agreement or any Note, by operation of law or otherwise; (b) any change in the existence, structure or ownership of any Designated Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Designated Borrower or its assets or any resulting release or discharge of any obligation of any Designated Borrower contained in this Agreement or any Note; (c) the existence of any claim, set-off or other rights which the Company may have at any time against any Designated Borrower, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or (d) any other act or omission to act or delay of any kind by the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Company’s obligations hereunder. 12.03 Certain Waivers. (a) The Company waives to the fullest extent permitted by law: (i) any defense based on any claim that the Company’s obligations exceed or are more burdensome than those of any Designated Borrower; (ii) any right to require any Lender to proceed against any Designated Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in any Lender’s power whatsoever and any defense based upon the doctrine of marshalling of assets or of election of remedies; (iii) any benefit of and any right to participate in any security now or hereafter held by any Lender; (iv) any fact or circumstance related to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Company under this Company Guaranty and (v) to the fullest extent permitted by law, any and all 123 other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash (other than inchoate indemnification liabilities arising under the Loan Documents as to which no claim has been made). (b) The Company expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Company Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations. To the fullest extent permitted by law, this Company Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Company under this Company Guaranty, and the Company hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 12.04 Obligations Independent. The obligations of the Company hereunder are independent of the Guaranteed Obligations, and a separate action may be brought against the Company to enforce this Company Guaranty whether or not any Designated Borrower or any other person or entity is joined as a party. 12.05 Subrogation. The Company shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Company Guaranty on behalf of a Designated Borrower until all of the Guaranteed Obligations relating to such Designated Borrower and any amounts payable under this Company Guaranty for such Designated Borrower have been indefeasibly paid and performed in full in cash (other than inchoate indemnification liabilities arising under the Loan Documents as to which no claim has been made). If any amounts are paid to the Company in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of such Lender and shall forthwith be paid to such Lender to reduce the amount of the Guaranteed Obligations for the applicable Designated Borrower, whether matured or unmatured. 12.06 Termination; Reinstatement. This Company Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Company Guaranty are indefeasibly paid in full in cash and any commitments of any Lender or facilities provided by any Lender with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Company Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of any Designated Borrower or the Company is made, or any Lender exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with 124 any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not such Lender is in possession of or has released this Company Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Company under this Section 12.06 shall survive termination of this Company Guaranty in the event that this Company Guaranty is terminated prior to the occurrence of the events giving rise to the Company’s obligations under this paragraph. 12.07 Subordination. The Company hereby subordinates the payment of the obligations of a Designated Borrower owing to the Company as subrogee of any Lender or resulting from the Company’s performance under this Company Guaranty relating to Guaranteed Obligations of such Designated Borrower, to the indefeasible payment in full in cash of all Guaranteed Obligations of such Designated Borrower (other than inchoate indemnification liabilities arising under the Loan Documents as to which no claim has been made). 12.08 Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations for a Designated Borrower is stayed, in connection with any case commenced by or against such Designated Borrower under any Debtor Relief Laws, or otherwise, to the extent permitted by Law, all such amounts shall nonetheless be payable by the Company immediately upon demand by the Administrative Agent. 12.09 Expenses. The Company shall pay within ten (10) days of demand therefor all reasonable out-of- pocket expenses (including reasonable attorneys’ fees and expenses of outside counsel but excluding the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of any Lender’s rights under this Company Guaranty or in respect of the Guaranteed Obligations, including any expenses incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any expenses incurred in the preservation, protection or enforcement of any rights of such Lender in any proceeding under or related to any Debtor Relief Laws. The obligations of the Company under this Section 12.09 shall survive the payment in full of the Guaranteed Obligations and termination of this Company Guaranty. 12.10 Miscellaneous. The Administrative Agent’s or any Lender’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall, absent manifest error, constitute prima facie evidence of the existence and amounts of the Guaranteed Obligations therein recorded. No failure by any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided under this Company Guaranty are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Company Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Administrative Agent (for the benefit of the Lenders) and the Company in writing, this Company 125

Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Company for the benefit of any Lender or any term or provision thereof. 12.11 Condition of Borrowers. The Company acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from each Designated Borrower such information concerning the financial condition, business and operations of such Designated Borrower as the Company requires, and that no Lender has any duty, and the Company is not relying on any Lender at any time, to disclose to the Company any information relating to the business, operations or financial condition of any Designated Borrower. [Remainder of Page Intentionally Empty] 126

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. TECH DATA CORPORATION, as Borrower By: ______/s/ Scott W. Walker__ Name: Scott W. Walker Title: Corporate Vice President, Treasurer [Tech Data – Third Amended and Restated Revolving Credit Facility]

TD UNITED KINGDOM ACQUISITION LIMITED, as Borrower By ______/s/ Howard Tuffnail__ Name: Howard Tuffnail Title: Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

BANK OF AMERICA, N.A., as Administrative Agent By ______/s/ Felicia Brinson___ Name: Felicia Brinson Title: Assistant Vice President [Tech Data – Third Amended and Restated Revolving Credit Facility]

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer By: ______/s/ Amanuel Assefa__ Name: Amanuel Assefa Title: Vice President [Tech Data – Third Amended and Restated Revolving Credit Facility]

CITIBANK, N.A., as Lender and L/C Issuer By ______/s/ Susan Olsen_____ Name: Susan Olsen Title: Vice President [Tech Data – Third Amended and Restated Revolving Credit Facility]

MUFG BANK, LTD., as Lender and L/C Issuer By ______/s/ Lillian Kim______ Name: Lillian Kim Title: Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

JPMorgan Chase Bank N.A., as Lender By ______/s/ Caitlin Stewart___ Name: Caitlin Stewart Title: Executive Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

MIZUHO BANK, LTD., as Lender By ______/s/ Tracy Rahn______ Name: Tracy Rahn Title: Authorized Signatory [Tech Data – Third Amended and Restated Revolving Credit Facility]

PNC BANK, NATIONAL ASSOCIATION, as Lender By ______/s/ Justine Hofmann__ Name: Justine Hofmann Title: AVP [Tech Data – Third Amended and Restated Revolving Credit Facility]

The Bank of Nova Scotia, as Lender By ______/s/ Jason Rinne_____ Name: Jason Rinne Title: Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

BNP PARIBAS, as Lender By ______/s/ Gregory Paul____ Name: Gregory Paul Title: Managing Director By ______/s/ My-Linh Yoshiike Name: My-Linh Yoshiike Title: Vice President [Tech Data – Third Amended and Restated Revolving Credit Facility]

The Toronto-Dominion Bank, New York Branch,as Lender By ______/s/ Peter Kuo_______ Name: Peter Kuo Title: Authorized Signatory [Tech Data – Third Amended and Restated Revolving Credit Facility]

UNICREDIT BANK AG, NEW YORK BRANCH, as Lender By ______/s/ Douglas Riahi____ Name: Douglas Riahi Title: Managing Director By ______/s/ Bryon Korutz____ Name: Bryon Korutz Title: Associate Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender By ______/s/ Rita Walz-Cuccioli Name: Rita Walz-Cuccioli Title: Executive Director Banco Santander S.A., New York Branch By ______/s/ Terence Corcoran Name: Terence Corcoran Title: Executive Director Banco Santander S.A., New York Branch [Tech Data – Third Amended and Restated Revolving Credit Facility]

Branch Banking and Trust Company, as Lender By ______/s/ Max N Greer III__ Name: Max N Greer III Title: Senior Vice President [Tech Data – Third Amended and Restated Revolving Credit Facility]

DBS BANK LTD., as Lender By ______/s/ Yeo How Ngee___ Name: Yeo How Ngee Title: Managing Director [Tech Data – Third Amended and Restated Revolving Credit Facility]

Lloyds Bank Corporate Markets plc, as Lender By ______/s/ Kamala Basdeo___ Name: Kamala Basdeo Title: Assistant Manager Transaction Execution Category A B002 By ____/s/ Tina Wong________ Name: Tina Wong Title: Assistant Manager Transaction Execution Category A W011 [Tech Data – Third Amended and Restated Revolving Credit Facility]

Skandinaviska Enskilda Banken AB (publ), as Lender By __/s/ Penny Neville-Park__ __/s/_Duncan Nash______ Name: Penny Neville-Park Duncan Nash Title: [Tech Data – Third Amended and Restated Revolving Credit Facility]

Societe Generale, as Lender By ______/s/ John Hogan______ Name: John Hogan Title: Director

EXHIBIT A [FORM OF] COMMITTED LOAN NOTICE Date: , To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. The undersigned hereby requests (select one):  A Borrowing of Committed Loans  A conversion or continuation of Loans 1. By (applicable Borrower). 2. On (a Business Day). 3. In the amount of .[State currency and amount] 4. Comprised of . [Type of Committed Loan requested] 5. For Eurocurrency Rate Loans: with an Interest Period of [one week] [_______ months]. The Committed Borrowing requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement. The Company hereby represents and warrants that the conditions specified in Sections 5.02(a) and (b) shall be satisfied on and as of the date of the Credit Extension. TECH DATA CORPORATION By: Name: Title: [[ NAME OF DESIGNATED BORROWER] By: Name: Title:]1 1 Include if request is for account of a Designated Borrower

EXHIBIT B [FORM OF] SWING LINE LOAN NOTICE Date: , To: Bank of America, N.A., as Swing Line Lender Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. The undersigned hereby requests a Swing Line Loan: 1. By [Company] [___________]2. 2. On (a Business Day). 3. In the amount of $ . The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement. The Company hereby represents and warrants that the conditions specified in Sections 5.02(a) and (b) shall be satisfied on and as of the date of the Credit Extension. TECH DATA CORPORATION By: Name: Title: [NAME OF U.K. BORROWER] By: Name: Title:]3 2 Include name of relevant U.K. Borrower if request is for a U.K. Borrower. 3 Include if request is for a U.K. Borrower

EXHIBIT C [FORM OF] NOTE __________, ____ FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement” the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto pursuant to Section 2.17 of the Agreement, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan made to it until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Loan was denominated in Same Day Funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement. This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Facility Guaranty [and the Company Guaranty]4. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [NAME OF BORROWER] By: Name: Title: 4 Include in note issued by Designated Borrower.

EXHIBIT D [FORM OF] COMPLIANCE CERTIFICATE Financial Statement Date: , To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Company, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Company, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 7.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 7.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements. 3. A review of the activities of the Company and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company and Subsidiaries performed and observed all its Obligations applicable thereto under the Loan Documents, and

[select one:] [to the best knowledge of the undersigned during such fiscal period, the Company and its Subsidiaries performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.] [--or--] [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:] 4. The representations and warranties of each Borrower contained in Article VI of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered. 5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate. [Include paragraph 6 in connection with fiscal year-end Compliance Certificates.] 6. Attached hereto as Schedule 3 are any updates or supplements as necessary to ensure that Schedule 6.13 to the Agreement is accurate and complete as of the date of this Compliance Certificate. IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of , . TECH DATA CORPORATION By: Name: Title:

For the Quarter/Year ended (“Statement Date”) SCHEDULE 1 – FINANCIAL STATEMENTS [See Attached]

For the Quarter/Year ended (“Statement Date”) SCHEDULE 2 – COVENANT CALCULATIONS ($ in 000's) I. Section 8.13(a) — Consolidated Total Leverage Ratio. A. Consolidated Funded Indebtedness at Statement Date: $ B. Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”) 1. Consolidated Net Income for Subject Period: $ 2. Consolidated Interest Charges for Subject Period: $ 3. Federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for Subject Period: $ 4. The amount of depreciation and amortization expense for Subject Period: $ 5. Cash extraordinary or nonrecurring losses, expenses, fees and charges (including cash losses, expenses, fees and charges incurred in connection with any issuance of debt or equity, acquisitions, investments, restructuring activities, asset sales or divestitures permitted hereunder) for Subject Period:5 $ 6. Non-cash stock based compensation expense for Subject Period: $____________ 7. Other non-recurring expenses of the Company and its Subsidiaries for Subject Period reducing such Consolidated Net Income which do not represent a cash item: $ 5 Not to exceed $50,000,000 in the aggregate for any Subject Period.

8. Consolidated EBITDA (Lines I.B.1 + 2 + 3 + 4 + 5 + 6 + 7):6 $ C. Consolidated Total Leverage Ratio (Line I.A. ÷ Line I.B.8): ______ to 1.00 Maximum permitted: 4.00 to 1.00 II. Section 8.13(b) — Consolidated Interest Coverage Ratio. A. Consolidated EBITDA for Subject Period (Line I.B.8)7: $ B. Consolidated Interest Charges for Subject Period: $ C. Consolidated Interest Coverage Ratio (Line II.A ÷ Line III.B): to 1.00 Minimum permitted: 3.00 to 1.00 6 Consolidated EBITDA addbacks to be adjusted to the extent of any amounts not deducted in the calculation of Consolidated Net Income. 7 Add additional full calculation of EBITDA if required due to Line I.B.8 being calculated on a Pro Forma Basis.

EXHIBIT E [FORM OF] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]8 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]9 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]10 hereunder are several and not joint.]11 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: ______________________________ 2. Assignee[s]: ______________________________ 8 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 9 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 10 Select as appropriate. 11 Include bracketed language if there are either multiple Assignors or multiple Assignees.

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 3. Borrower(s): [Tech Data Corporation, a Florida corporation] [TD United Kingdom Acquisition Limited, a private limited company incorporated under the laws of England and Wales] [[Designated Borrower Name], a [description of legal entity/jurisdiction]] [select as applicable]12 4. Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: The Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto pursuant to Section 2.17 of the Credit Agreement, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. 6. Assigned Interest: Aggregate Amount of Percentage Amount of Commitment/ Assigned of Facility Commitment/Loans Loans Commitment/ CUSIP Assignor[s]13 Assignee[s]14 Assigned15 for all Lenders16 Assigned Loans17 Number Commitments/ Loans $_______________ $_________ ____________% 7. U.K. Tax:18 [7.1 [The] [Each] Assignee confirms that it is: (a) [a U.K. Qualifying Lender (other than a U.K. Treaty Lender);] (b) [a U.K. Treaty Lender;] (c) [not a U.K. Qualifying Lender.]]19 [7.2 [The] [Each] Assignee confirms that the person beneficially entitled to interest payable to such Assignee in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which 12 Select as applicable. 13 List each Assignor, as appropriate. 14 List each Assignee, as appropriate. 15 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment. 16 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 17 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 18 If the Assignee is lending to the U.K., include relevant statements as set out below. 19 Delete as applicable.

is: (a) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the U.K. CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the U.K. CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the U.K. CTA) of that company]20 [7.3 The Assignee confirms that it holds a passport under the HM Revenue & Customs DT Treaty Passport scheme (reference number [___]) and is tax resident in [___], so that interest payable to it by borrowers is generally subject to full exemption from U.K. withholding tax and requests that the Company notify: (a) each U.K. Borrower which is a Borrower as at the date of this Assignment and Assumption; and (b) each U.K. Borrower which becomes a Borrower after the date of this Assignment and Assumption, that it wishes that scheme to apply to the Credit Agreement.]21 [8. Trade Date: __________________]22 Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 20 Include if Assignee is a UK Non-Bank Lender, i.e., if Assignee falls within paragraph (b) of the definition of U.K. Qualifying Lender. 21 Include if Assignee holds a passport under the UK DTTP Scheme and wishes that scheme to apply to the Agreement. Insert DTTP Scheme reference number and Assignee’s jurisdiction of tax residence. 22 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: _____________________________ Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: _____________________________ Name: Title: [Consented to and]23 Accepted: BANK OF AMERICA, N.A., as Administrative Agent By: _________________________________ Name: Title: [Consented to: [TECH DATA CORPORATION] By: _________________________________ Name: Title: ] 24 [Consented to: [________], as [_____] By: _________________________________ Name: Title: ]25 23 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 24 To be added only if the consent of any Borrower is required by the terms of the Credit Agreement. 25 To be added only if the consent of other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates, or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT F-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any Designated Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Company or any Designated Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: _______________________ Name: ________________________ Title: ________________________ Date: ________ __, 20[ ]

EXHIBIT F-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Company or any Designated Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Company or any Designated Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: _______________________ Name: ________________________ Title: ________________________ Date: ________ __, 20[ ]

EXHIBIT F-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any Designated Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any Designated Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: _______________________ Name: ________________________ Title: ________________________ Date: ________ __, 20[ ]

EXHIBIT F-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company or any Designated Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company or any Designated Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: _______________________ Name: ________________________ Title: ________________________ Date: ________ __, 20[ ]

EXHIBIT G [FORM OF] LETTER OF CREDIT REPORT TO: Bank of America, N.A., as Administrative Agent RE: Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. DATE: _____________. ____ The undersigned, [_____] (the “L/C Issuer”) hereby delivers this report to the Administrative Agent, pursuant to the terms of Section 2.03(k) of the Credit Agreement. Set forth in the table below is a description of each Letter of Credit issued by the undersigned and outstanding on the date hereof. Applicable Maximum Current Currency Financials or Beneficiary Issuance Expiry Auto Date of Amount of Borrower L/C No. Face Face Performance Name Date Date Renewal Amendment Amendment Amount Amount SBLC Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. [______], as L/C Issuer By: Name: Title:

EXHIBIT H [FORM OF] DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT [DATE] To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: This Designated Borrower Request and Assumption Agreement is made and delivered pursuant to Section 2.17 of that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain Subsidiaries of the Company from time to time party thereto pursuant to Section 2.17 of the Agreement, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. All capitalized terms used in this Designated Borrower Request and Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Each of ______________________ (the “Designated Borrower”) and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Designated Borrower is a wholly-owned [Domestic/Foreign] Subsidiary of the Company. The documents required to be delivered to the Administrative Agent under Section 2.17 of the Agreement will be furnished to the Administrative Agent in accordance with the requirements of the Agreement. [Use if the Designated Borrower is a Domestic Subsidiary] The true and correct U.S. taxpayer identification number of the Designated Borrower is ___ _. [Use if the Designated Borrower is a Foreign Subsidiary] The true and correct unique identification number that has been issued to the Designated Borrower by its jurisdiction of organization and the name of such jurisdiction are set forth below: Identification Number Jurisdiction of Organization The parties hereto hereby confirm that with effect from the date of the Designated Borrower Notice for the Designated Borrower, the Designated Borrower shall have obligations, duties and liabilities toward each of the other parties to the Agreement identical to those which the Designated Borrower would have had if the Designated Borrower had been an original party to the Agreement on the Closing Date as a Designated Borrower. Effective as of the date of the Designated Borrower Notice for the

Designated Borrower, the Designated Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Agreement applicable to such Designated Borrower. The parties hereto hereby request that the Designated Borrower be entitled to receive Loans and to have Letters of Credit issued under the Agreement. This Designated Borrower Request and Assumption Agreement shall constitute a Loan Document under the Agreement. THIS DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. IN WITNESS WHEREOF, the parties hereto have caused this Designated Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. [NAME OF DESIGNATED BORROWER] By: Name: Title: BANK OF AMERICA, N.A. By: Name: Title:

EXHIBIT I [FORM OF] DESIGNATED BORROWER NOTICE [DATE] To: Tech Data Corporation The Lenders party to the Credit Agreement referred to below Ladies and Gentlemen: This Designated Borrower Notice is made and delivered pursuant to Section 2.17 of that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among, inter alia, Tech Data Corporation, a Florida corporation (the “Company”), certain other wholly owned Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender. The Administrative Agent hereby notifies the Company and the Lenders that effective as of the date hereof, [_________________________] shall be a Designated Borrower and may receive Loans and have Letters of Credit issued for its account on the terms and conditions set forth in the Agreement. BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title:

EXHIBIT J [FORM OF] BENEFICIAL OWNERSHIP CERTIFICATION [DATE] I. GENERAL INSTRUCTIONS What is this form? To help the U.S. government fight financial crime, federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e., the beneficial owners) helps U.S. law enforcement investigate and prosecute these crimes. Who has to complete this form? This form must be completed by the person opening a new account on behalf of a legal entity with a bank, a broker or dealer in securities, or certain other types of U.S. financial institution, and the form must be completed at the time each new account is opened. For these purposes, opening a new account includes establishing a formal relationship with a broker-dealer or lender to effect transactions in securities or for the extension of credit. For the purposes of this form, a legal entity includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or any other country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts on their own behalf. What information do I have to provide? This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of non-U.S. persons) for the following individuals (i.e., the “beneficial owners”): (i) A single individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer); and (ii) Each individual, if any, who owns, directly or indirectly, 25% or more of the equity interests of the legal entity customer (e.g., each natural person who owns 25% or more of the shares of a corporation). The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), only one individual needs to be identified. Under section (ii), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. It is [Tech Data – Third Amended and Restated Revolving Credit Facility]

possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (i)), and up to five individuals (i.e., one individual under section (i) and four 25% equity holders under section (ii)). This form also requires you to provide copies of (1) the legal formation document for each legal entity (i.e., the issuer, borrower, or selling securityholder) listed on this form (e.g., Certificate of Incorporation, LLC Agreement, Partnership Agreement, etc.), and (2) a driver’s license, passport or other identifying document for each beneficial owner listed on this form. II. EXCLUSIONS (IF APPLICABLE) If you believe the legal entity listed in Section III, paragraph (b) below falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2), please check the box below and identify the applicable exclusion: An exclusion applies to the legal entity identified in paragraph (b) of Section III below. Applicable exclusion: ________________________________________________ If the box above is checked, please skip paragraphs (c) and (d) of Section III below.

III. IDENTIFICATION OF BENEFICIAL OWNER(S) For the benefit of each of the financial institutions involved in the applicable sale of securities or extension of credit for which this certification is provided, the following information is hereby provided on behalf of the Issuer/Borrower/Selling Securityholder legal entity customer listed below: a. Individual Opening Account. Name and Title of Natural Person Opening Account and Completing Certification on Behalf of Legal Entity Customer: _________________________________________________________________________ b. Legal Entity Customer. Name, Type, and Principal Business Address of Issuer/Borrower/Selling Securityholder Legal Entity Customer for Which the Account is Being Opened: _________________________________________________________________________ Please attach a copy of the legal formation document for each legal entity listed above (e.g., Certificate of Incorporation, LLC Agreement, Partnership Agreement, etc.). c. Control Prong. The following information for one individual with significant responsibility for managing the Issuer/Borrower/Selling Securityholder legal entity customer listed above, such as: □ An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or □ Any other individual who regularly performs similar functions. Name/Title Date of Address (Residential For U.S. Persons: For Non-U.S. Persons: Birth or Business Street Social Security Social Security Address) Number Number, Passport Number and Country of Issuance, or other similar identification number26 26 In lieu of a passport number, non-U.S. persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Please attach copies of a driver’s license, passport or other identifying document for each individual listed above. d. Ownership/Equity Prong. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more of the equity interests of the Issuer/Borrower/Selling Securityholder legal entity customer listed above: Name Date of Address (Residential For U.S. Persons: For Non-U.S. Persons: Birth or Business Street Social Security Social Security Address) Number Number, Passport Number and Country of Issuance, or other similar identification number27 (If appropriate, an individual listed under section (c) above may also be listed in this section (d)). Please attach copies of a driver’s license, passport or other identifying document for each individual listed above. Equity Owner Not Applicable (Please check this box if there is no individual who owns 25% or more of the equity interest of the legal entity listed above.) 27 In lieu of a passport number, non-U.S. persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

IV. ACKNOWLEDGEMENT; SIGNATURE I, _______________________________, in my capacity as _______________________________ of the Issuer/Borrower/Selling Securityholder listed above and not in my individual capacity, hereby: (a) acknowledge and authorize on behalf of the Issuer/Borrower/Selling Securityholder and each beneficial owner identified in paragraphs (c) and (d) of Section III above that this certification and the attachments hereto may be provided to each of the financial institutions involved in the applicable sale of securities or extension of credit; (b) agree on behalf of the Issuer/Borrower/Selling Securityholder identified above, from the date hereof until the closing of the applicable sale of securities or the termination of the agreement providing for the applicable extension of credit, as the case may be, to notify each of the financial institutions involved in such transaction of any change in the information provided herein that would result in a change to the list of beneficial owners identified in paragraph (c) or (d) of Section III above; (c) agree on behalf of the Issuer/Borrower/Selling Securityholder identified above, upon request by or on behalf of the financial institutions involved in the applicable sale of securities or extension of credit, to provide documentation supporting any applicable exclusion identified in Section II above; and (d) certify, to the best of my knowledge, that the information provided above is complete and correct. Signature: _______________________________ Date: _________________________ Legal Entity Identifier _________________ (Optional)